UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21306
                                  -----------

                         FRANKLIN MUTUAL RECOVERY FUND
                        ---------------------------------
               (Exact name of registrant as specified in charter)

             101 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2705
           -----------------------------------------------------------
               Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         -----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (210) 912-2100
                                                   ----------------
Date of fiscal year end: 03/31
                        --------

Date of reporting period: 03/31/09
                          ---------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

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                                                                           VALUE

                                    FRANKLIN
                              MUTUAL RECOVERY FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - Templeton - MUTUAL SERIES

                                 Franklin Templeton Investments

                                 GAIN FROM OUR PERSPECTIVE(R)

                                 Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE            Each of our portfolio management groups
                                 operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                 FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                                 TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                                 MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION             Because our management groups work
                                 independently and adhere to different
                                 investment approaches, Franklin, Templeton and
                                 Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST        At Franklin Templeton Investments, we seek to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

(GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER.........................................................    1
ANNUAL REPORT
Franklin Mutual Recovery Fund..............................................    5
Performance Summary........................................................   11
Your Fund's Expenses.......................................................   16
The Fund's Repurchase Offers...............................................   18
Financial Highlights and Statement of Investments..........................   19
Financial Statements.......................................................   30
Notes to Financial Statements..............................................   35
Report of Independent Registered Public Accounting Firm....................   50
Tax Designation............................................................   51
Board Members and Officers.................................................   52
Shareholder Information....................................................   57

Shareholder Letter

Dear Shareholder:

The fiscal year ended March 31, 2009, is over. Like many other investors, we are not sorry to see it pass. From a purely financial perspective, it was a painful year, bringing a drop of 38.09% for the Standard & Poor's 500 Index, similar declines around the globe, a credit crisis and a climate of fear that prompted a global recession.(1) These events have effectively wiped out the owners of such institutions as Fannie Mae, Freddie Mac, AIG, Bear Stearns, Lehman Brothers, Fortis, Washington Mutual and Wachovia Bank, and have led to extraordinary government intervention in the financial markets. Policy makers appear to have no definitive playbook for guidance, and the world of finance is being remade before our eyes.

Franklin Mutual Recovery Fund was launched to provide investors a concentrated exposure to Franklin Mutual Advisers' traditional expertise in event-driven situations, including distressed securities, risk arbitrage and undervalued equities with an identifiable catalyst to unlock value. As stewards of our investors' capital, we have always followed an investment approach that attempts to limit our portfolio's downside exposure. This is inherent in our focus on buying companies cheaply -- when their securities are trading at a meaningful discount to our analysis of intrinsic value -- and selling them as they trade close to that value.

With markets down as much as they were in the past 12 months, and given that we are primarily "long" investors, we believe it would be unrealistic to

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1
expect positive returns in this environment. Nevertheless, we clearly are disappointed with the extent of the Fund's loss for the year. Several factors contributed to this, some market related and others specific to the Fund.

The Fund's performance was hit hardest by the event-driven, value equities portion of the portfolio. Many of these companies were in the midst of restructuring efforts or had completed deals and were trying to reduce their debt. Shares of these companies were punished by the generally indiscriminate devaluation of assets across industries, geographies and market capitalizations. They were often vulnerable to the repricing of corporate credit risk and paralysis in the credit markets.

Our value equities also included some companies exposed to economically sensitive sectors. We underestimated the ferocity of the economic downturn and its impact on these companies, including the oil and commodity companies. While we did not buy into the oil and commodity bubble that burst in July 2008, we did own or had established from late July until early October positions in a number of companies directly or indirectly exposed to oil or other commodities. Such companies' share prices plunged in the latter half of 2008.

The distressed debt and private equity investments also failed to perform well during the downturn. Our debt positions fell on a mark-to-market basis as the markets priced in ever higher required returns on credit. We substantially wrote down several private transactions in which we were invested.

The merger arbitrage strategy contributed to the Fund's negative performance as well, with several merger arbitrage positions that declined sharply after deals failed to close. Our steady gains on the majority of the positions failed to outweigh some notable losses.

In a year of few highlights, we did get some things right. A portion of the Fund's assets were held in cash during the year, with about 20% of total net assets in cash at year-end, reflecting our caution about valuations in general. We selectively used market puts at various points during the year to protect against large downward market movements. We did have our share of positive stock stories as noted in the following shareholder report.

Looking forward, we are focused on a number of factors. Rather than try to be macroeconomists or market strategists, we are instead focused on our discipline of buying securities at what we think are very attractive prices and investing for the long term. However, one cannot ignore the macroeconomic backdrop, and we are proceeding with a fairly high degree of caution.


                        2 | Not part of the annual report

Although the actions of central banks across the globe have temporarily stabilized the financial system, we are not convinced that all of the bad economic news is behind us. Nevertheless, given the indiscriminate nature of the market carnage, such an environment can create opportunities -- and we are focused on four particular areas:

     - Distressed debt, a quiet area for the past several years due to robust economic and capital market conditions. We believe the leveraged buyout boom from 2005 through mid-2007 is likely to result in defaults by many good companies with bad balance sheets in the coming years. Currently we see two types of opportunities. The first is senior secured corporate loans that are trading at "equity-like" returns with, in our view, a low risk of principal loss. The second is more traditional distressed debt, where a restructuring appears likely to occur and we can identify securities that we believe present an attractive return and a margin of safety. We believe this category could grow significantly in 2009.

     - Merger arbitrage, where strategic mergers and acquisitions (M&A) continue to occur. We believe financial buyers may remain on the sidelines in 2009, but strong corporate buyers are continuing to use M&A to reshape their companies and industries in the downturn.

     - Stocks disproportionately punished by the market, perhaps because they were owned heavily by hedge funds or have a higher degree of leverage but have no need to access the credit markets for a number of years.

     - Stocks of strong companies that are well positioned to exploit distressed markets. We are looking for companies who have either hoarded capital or raised fresh capital and are positioned to acquire assets at distressed prices.

Periods of economic and market instability historically have created favorable opportunities for long-term, patient and disciplined investors. We believe the basic institutions that underlie our economic and political system have proven their ability to adapt to changing conditions and emerge stronger from severe dislocations. We are excited about the prospects of participating in this chapter, albeit a difficult one, of our economic history and are confident our approach should serve our shareholders well.


                        Not part of the annual report | 3

As a final note, I want to thank Michael Embler for his years of service as a portfolio manager for the Fund. Effective May 1, Mike is leaving Franklin Mutual Advisers, and we wish him the best in his future pursuits. Christian Correa and Shawn Tumulty will continue in their current capacity as portfolio managers and, along with the entire Franklin Mutual Advisers team, we appreciate your past support and look forward to a more prosperous year ahead.

Sincerely,


/s/ Peter A. Langerman
Peter A. Langerman
Chairman, President and Chief Executive Officer
Franklin Mutual Advisers, LLC

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        4 | Not part of the annual report

Annual Report

Franklin Mutual Recovery Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Mutual Recovery Fund's goal is capital appreciation. The Fund seeks to achieve superior risk-adjusted returns with a moderate correlation to U.S. equity markets by investing in distressed companies, merger arbitrage securities and special situation/undervalued securities. The Fund may take long and short positions, with the latter typically utilized in connection with the merger arbitrage strategy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/09

                                  (PIE CHART)

Equity .......................   51.8%*
Debt Instruments .............   20.0%
Short-Term Investments &
   Other Net Assets ..........   28.2%

*    Net of short positions.

This annual report for Franklin Mutual Recovery Fund covers the fiscal year ended March 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Franklin Mutual Recovery Fund - Class A had a -39.55% cumulative total return. The Fund performed comparably to its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 23.


                                Annual Report | 5

-38.09% total return for the same period.(1) The Fund underperformed the +6.70% total return of the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index.(2) The performance of the Fund relative to the Bloomberg index is used as the basis for calculating the performance adjustment to the base management fee paid to the Fund's adviser. You can find more of the Fund's performance data in the Performance Summary beginning on page 11.

ECONOMIC AND MARKET OVERVIEW

During the 12-month period ended March 31, 2009, economic conditions generally deteriorated. In February 2009, The Conference Board's Consumer Confidence Index fell to an all-time low since it began in 1967 as the U.S. economy faltered and stock markets declined. The government's abrupt conservatorship of Fannie Mae and Freddie Mac in early September 2008 and the failure of several blue chip banks and financial institutions roiled equity markets during the period. Despite government interventions and massive emergency funding, the nation's economic troubles were exacerbated as manufacturing activity weakened at its fastest pace in nearly 30 years and as home prices continued to fall in early 2009. Jobless claims mounted and the unemployment rate rose to 8.5% by period-end.(3) Although home sales declined for most of the period, they increased near period-end. Reflecting a broad-based contraction in consumer spending, falling corporate profits and slowing exports, economic growth, as measured by gross domestic product (GDP), fell in the third and fourth quarters of 2008 at annualized rates of 0.5% and 6.3% after increasing at a 2.8% annualized rate in the second quarter. In 2009's first quarter, GDP declined at an estimated 6.1% annualized rate.

Oil prices stood at $102 per barrel at the beginning of the period, but retreated dramatically to $50 by period-end. Many other commodities such as agricultural products and base metals followed similar trends. Partially as a result of the steep price corrections, inflation declined significantly during

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bloomberg LP. The Bloomberg/EFFAS U.S. Government 3-5 Years Total
     Return Index is designed as a transparent benchmark for the U.S. government bond market. The index is unmanaged and includes price appreciation/depreciation only. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio. Please see Notes to Financial Statements for more information about the performance-based management fee.

(3.) Source: Bureau of Labor Statistics.


                                6 | Annual Report
the period, and March's inflation rate was an annualized -0.4%.(3) Core inflation, which excludes food and energy costs, rose at a 1.8% annual rate, which was within the Federal Reserve Board's (Fed's) informal target range of 1.5%-2.0%.(3)

A slowing economy and decelerating inflation prompted policymakers to further lower interest rates and enact stimulus plans. During the 12 months under review, the Fed lowered the federal funds target rate to a range of 0% to 0.25% from 2.25% at the start of the period. The Fed and U.S. Treasury Department introduced new programs intended to enhance market liquidity. The government also outlined details of its Public-Private Investment Program, with an objective of removing devalued real estate-related assets from banks' balance sheets.

Market volatility intensified during the reporting period as stocks fluctuated wildly and Treasury prices soared. Near period-end, stock markets rebounded somewhat from severely depressed levels, but still declined significantly over the period. For the 12 months under review, the blue chip stocks of the Dow Jones Industrial Average had a total return of -35.94%, the broader S&P 500 a -38.09% total return, and the technology-heavy NASDAQ Composite Index a -32.29% total return.(4) All sectors lost value, and the financials, materials and industrials sectors had the largest declines.

INVESTMENT STRATEGY

We follow a distinctive investment approach and can seek investments in distressed companies, merger arbitrage and special situations/undervalued stocks. The availability of investments at attractive prices in each of these categories varies with market cycles. Therefore, the percentage of the Fund's assets invested in each of these areas will fluctuate as we attempt to take advantage of opportunities afforded by cyclical changes. We employ rigorous, fundamental analysis to find investment opportunities. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its asset value based on such factors as book value, cash flow potential, long-term earnings and earnings multiples. We may invest in distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

(4.) Source: (C) 2009 Morningstar. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

TOP 10 HOLDINGS
3/31/09

COMPANY                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY              NET ASSETS
------------------------              ----------
Wyeth                                    5.1%
   PHARMACEUTICALS, U.S.
Symetra Financial                        3.9%
   INSURANCE, U.S.
Constellation Energy Group               3.3%
   ENERGY TRADERS, U.S.
Revel Entertainment Group LLC            3.2%
   MEDIA, U.S.
Smurfit-Stone Container Enterprises      3.1%
   CONTAINERS & PACKAGING, U.S.
Weyerhaeuser Co.                         3.1%
   PAPER & FOREST PRODUCTS, U.S.
CVS Caremark Corp.                       3.0%
   FOOD & STAPLES RETAILING, U.S.
Japan Tobacco Inc.                       2.9%
   TOBACCO, JAPAN
Alliance One International Inc.          2.7%
   TOBACCO, U.S.
Cadbury PLC                              2.4%
   FOOD PRODUCTS, U.K.


                                Annual Report | 7

TOP 10 SECTORS/INDUSTRIES
3/31/09

                                      % OF TOTAL
                                      NET ASSETS
                                      ----------
Tobacco                                  7.0%
Pharmaceuticals                          4.2%
Independent Power Producers &
   Energy Traders                        4.2%
Paper & Forest Products                  4.0%
Media                                    4.0%
Semiconductors & Semiconductor
   Equipment                             3.5%
Food & Staples Retailing                 3.0%
Health Care Providers & Services         3.0%
Insurance                                2.9%
Airlines                                 2.9%

MANAGER'S DISCUSSION

During the year ended March 31, 2009, our worst performers included Fund holdings Fortis, Constellation Energy and Weyerhaeuser.

Fortis, the Benelux financial services company, fell in value as the company struggled to raise capital as lenders dramatically tightened credit due to the ongoing global economic and financial crisis. In this environment, market fears about any bank with capital needs led to panic selling among investors, and Fortis was not spared from these negative trends. Near the end of the period under review, Fortis received emergency capital from the governments of Belgium, Luxembourg and the Netherlands in an effort to shore up its balance sheet. At period-end, the Fund no longer held common shares of Fortis.

Our investment in Constellation Energy, a Maryland-based utility that also produces, markets and trades energy through several business units, lost value as market fears about the company's energy trading operations drove the shares down. Unable to reverse investor sentiment and other negative trends, the company was forced into a distressed sale. Constellation had some collateral needs related to its trading business, and in the days following the bankruptcy of Lehman Brothers, rumors swirled about the health of Constellation's business. Ratings agencies threatened a downgrade of the firm, causing a liquidity squeeze. Under pressure, Constellation's board signed a deal with Berkshire Hathaway's MidAmerican Energy Holdings. Late in 2008, that deal was abandoned when Electricte de France offered to buy certain Constellation assets as an alternative to the full distressed sale to Berkshire.

Weyerhaeuser is a forest products company that primarily grows and harvests trees, builds homes and manufactures a range of forest products. Its shares also declined during the year as the company's real estate and wood products businesses were negatively impacted by the deteriorating housing market. Within its wood products division, low capacity utilization rates and weak product pricing led to negative cash generation and eliminated the operating profit. The company's home-building operations also performed poorly as demand for its output shrank and write-downs increased within the division.

The Fund's best performing investments during the fiscal year were shares of Esmark and Redwood Trust. The Fund's performance also benefited from its investments in S&P 500 Index put options, which allow holders to profit if the market declines within a preset period of time.


                                8 | Annual Report

Shares of Esmark, a U.S.-based steel company, climbed in value as the company received competing takeover offers and was ultimately sold to Russian steel company Severstal in a transaction that closed in August 2008. The Fund, along with other mutual funds managed by Franklin Mutual Advisers, LLC, participated in the funding of Esmark at various stages, beginning with its acquisitions of several service center companies and culminating in its purchase of Wheeling-Pittsburgh Steel.

The Fund also benefited from its position in Redwood Trust, a U.S.-based real estate investment trust that primarily invests in residential and commercial real estate loans and in asset-backed securities backed by real estate loans. The company's share price climbed as investors were satisfied that the company's fourth-quarter results provided guidance on three positive ongoing trends:
Redwood Trust's existing portfolio was generating strong cash flows, the company's financial position was strong and management maintained a positive outlook for investment opportunities. The Fund's investment in Redwood Trust began in January 2009 when the company came to market to raise additional equity to invest in the distressed mortgage market. Since then, Redwood's shares have appreciated as management has invested at attractive rates the funds raised from the equity. In addition, Redwood Trust's share price benefited as investor pessimism about the mortgage market appeared to decline slightly.

The Fund's positions in puts on the S&P 500, which typically appreciate as equity markets decline, climbed significantly as the index fell and were a major positive contributor during the year. Since mid-2007 the Fund has periodically acquired positions in index options when we determined the puts were inexpensively priced relative to the hedging advantages they offered. The most recent positions were initiated and then unwound when the perceived pricing anomaly reversed itself or the benefits of the hedges were realized. The Fund's manager views purchasing put options as a risk control strategy that we may employ from time to time in periods of unusual market upheavals.


                                Annual Report | 9

Thank you for your interest and participation in Franklin Mutual Recovery Fund. We look forward to serving your future investment needs.

(PHOTO OF MICHAEL J. EMBLER)


/s/ Michael J. Embler
Michael J. Embler
Co-Portfolio Manager

(PHOTO OF CHRISTIAN CORREA)


/s/ Christian Correa
Christian Correa
Co-Portfolio Manager

(PHOTO OF SHAWN M. TUMULTY)


/s/ Shawn M. Tumulty
Shawn M. Tumulty
Co-Portfolio Manager

Franklin Mutual Recovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               10 | Annual Report

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.


PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMRAX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.96     $7.02    $11.98
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.1852
Short-Term Capital Gain          $0.0081
Long-Term Capital Gain           $0.0005
   TOTAL                         $0.1938

CLASS B (SYMBOL: N/A)                      CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.85     $6.91    $11.76
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.1081
Short-Term Capital Gain          $0.0081
Long-Term Capital Gain           $0.0005
   TOTAL                         $0.1167

CLASS C (SYMBOL: FCMRX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$4.84     $6.91    $11.75
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.1055
Short-Term Capital Gain          $0.0081
Long-Term Capital Gain           $0.0005
   TOTAL                         $0.1141

ADVISOR CLASS (SYMBOL: FMRVX)              CHANGE   3/31/09   3/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$5.02     $7.08    $12.10
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2311
Short-Term Capital Gain          $0.0081
Long-Term Capital Gain           $0.0005
   TOTAL                         $0.2397


                               Annual Report | 11

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR    5-YEAR   INCEPTION (11/3/03)
-------                                         -------   -------   -------------------
Cumulative Total Return(1)                       -39.55%   -22.30%        -15.98%
Average Annual Total Return(2)                   -43.02%    -6.04%         -4.22%
Value of $10,000 Investment(3)                  $ 5,698   $ 7,323        $ 7,919
   Total Annual Operating Expenses(4)   2.48%

CLASS B                                          1-YEAR    5-YEAR   INCEPTION (11/3/03)
-------                                         -------   -------   -------------------
Cumulative Total Return(1)                       -39.97%   -24.79%        -18.84%
Average Annual Total Return(2)                   -42.33%    -5.83%         -3.92%
Value of $10,000 Investment(3)                  $ 5,767   $ 7,404        $ 8,053
   Total Annual Operating Expenses(4)   3.13%

CLASS C                                          1-YEAR    5-YEAR   INCEPTION (11/3/03)
-------                                         -------   -------   -------------------
Cumulative Total Return(1)                       -39.85%   -24.71%        -18.69%
Average Annual Total Return(2)                   -40.45%    -5.52%         -3.75%
Value of $10,000 Investment(3)                  $ 5,955   $ 7,529        $ 8,131
   Total Annual Operating Expenses(4)   3.13%

ADVISOR CLASS                                    1-YEAR    5-YEAR    INCEPTION (6/2/03)
-------------                                   -------   -------   -------------------
Cumulative Total Return(1)                       -39.29%   -20.91%         -4.96%
Average Annual Total Return(2)                   -39.29%    -4.58%         -0.87%
Value of $10,000 Investment(3)                  $ 6,071   $ 7,909         $9,504
   Total Annual Operating Expenses(4)   2.13%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               12 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (11/3/03-3/31/09)

                              (PERFORMANCE GRAPH)

                FRANKLIN MUTUAL RECOVERY                   S&P 500 TR (IA Extended)
     DATE             FUND - CLASS A       S&P 500 INDEX       (%Total Return)
-------------   ------------------------   -------------   ------------------------
    11/3/2003            $ 9,422              $10,000
   11/30/2003            $ 9,677              $10,088              0.87983000%
   12/31/2003            $10,035              $10,617              5.24445000%
    1/31/2004            $10,181              $10,812              1.83551000%
    2/29/2004            $10,309              $10,962              1.38995000%
    3/31/2004            $10,215              $10,797             -1.50865000%
    4/30/2004            $10,121              $10,627             -1.56980000%
    5/31/2004            $10,095              $10,773              1.37226000%
    6/30/2004            $10,292              $10,983              1.94449000%
    7/31/2004            $10,138              $10,619             -3.30966000%
    8/31/2004            $10,275              $10,662              0.40449000%
    9/30/2004            $10,352              $10,778              1.08308000%
   10/31/2004            $10,369              $10,942              1.52768000%
   11/30/2004            $11,001              $11,385              4.04616000%
   12/31/2004            $11,351              $11,772              3.40287000%
    1/31/2005            $11,179              $11,485             -2.43748000%
    2/28/2005            $11,342              $11,727              2.10440000%
    3/31/2005            $11,433              $11,519             -1.77080000%
    4/30/2005            $11,370              $11,301             -1.89656000%
    5/31/2005            $11,659              $11,661              3.18186000%
    6/30/2005            $11,820              $11,677              0.14197000%
    7/31/2005            $12,025              $12,111              3.71883000%
    8/31/2005            $12,072              $12,001             -0.91240000%
    9/30/2005            $12,063              $12,098              0.80994000%
   10/31/2005            $11,624              $11,896             -1.66708000%
   11/30/2005            $11,857              $12,346              3.78221000%
   12/31/2005            $12,116              $12,351              0.03481000%
    1/31/2006            $12,538              $12,678              2.64778000%
    2/28/2006            $12,595              $12,712              0.27133000%
    3/31/2006            $12,863              $12,870              1.24475000%
    4/30/2006            $12,815              $13,043              1.34278000%
    5/31/2006            $12,930              $12,668             -2.87814000%
    6/30/2006            $12,953              $12,685              0.13557000%
    7/31/2006            $13,012              $12,763              0.61685000%
    8/31/2006            $13,336              $13,067              2.37931000%
    9/30/2006            $13,474              $13,404              2.57700000%
   10/31/2006            $13,917              $13,840              3.25861000%
   11/30/2006            $14,064              $14,104              1.90160000%
   12/31/2006            $14,371              $14,301              1.40278000%
    1/31/2007            $14,818              $14,518              1.51232000%
    2/28/2007            $14,869              $14,234             -1.95588000%
    3/31/2007            $15,275              $14,393              1.11850000%
    4/30/2007            $15,610              $15,030              4.42953000%
    5/31/2007            $16,129              $15,555              3.48951000%
    6/30/2007            $15,991              $15,296             -1.66133000%
    7/31/2007            $15,490              $14,822             -3.10048000%
    8/31/2007            $15,292              $15,044              1.49901000%
    9/30/2007            $15,386              $15,607              3.73988000%
   10/31/2007            $15,584              $15,855              1.59068000%
   11/30/2007            $14,927              $15,192             -4.18066000%
   12/31/2007            $14,512              $15,087             -0.69376000%
    1/31/2008            $13,701              $14,182             -5.99816000%
    2/29/2008            $13,416              $13,721             -3.24858000%
    3/31/2008            $13,131              $13,662             -0.43180000%
    4/30/2008            $13,657              $14,328              4.87031000%
    5/31/2008            $13,931              $14,513              1.29526000%
    6/30/2008            $12,594              $13,290             -8.43036000%
    7/31/2008            $12,473              $13,178             -0.84062000%
    8/31/2008            $12,594              $13,369              1.44647000%
    9/30/2008            $11,158              $12,177             -8.91073000%
   10/31/2008            $ 9,021              $10,132            -16.79479000%
   11/30/2008            $ 8,297              $ 9,405             -7.17546000%
   12/31/2008            $ 8,466              $ 9,505              1.06403000%
    1/31/2009            $ 7,983              $ 8,704             -8.42864000%
    2/28/2009            $ 7,477              $ 7,777            -10.64778000%
    3/31/2009            $ 7,919              $ 8,458              8.75952000%

Total Returns             -20.81%              -15.42%

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     3/31/09
-------                     -------
1-Year                      -43.02%
5-Year                       -6.04%
Since Inception (11/3/03)    -4.22%

CLASS B (11/3/03-3/31/09)

                              (PERFORMANCE GRAPH)


                     FRANKLIN MUTUAL                      S&P 500 TR (IA Extended)
   DATE         RECOVERY FUND - CLASS B   S&P 500 INDEX        (%Total Return)
-------------   -----------------------   -------------   ------------------------
    11/3/2003             $10,000           $10,000
   11/30/2003             $10,270           $10,088              0.87983000%
   12/31/2003             $10,647           $10,617              5.24445000%
    1/31/2004             $10,793           $10,812              1.83551000%
    2/29/2004             $10,920           $10,962              1.38995000%
    3/31/2004             $10,820           $10,797             -1.50865000%
    4/30/2004             $10,720           $10,627             -1.56980000%
    5/31/2004             $10,684           $10,773              1.37226000%
    6/30/2004             $10,883           $10,983              1.94449000%
    7/31/2004             $10,720           $10,619             -3.30966000%
    8/31/2004             $10,856           $10,662              0.40449000%
    9/30/2004             $10,938           $10,778              1.08308000%
   10/31/2004             $10,947           $10,942              1.52768000%
   11/30/2004             $11,600           $11,385              4.04616000%
   12/31/2004             $11,976           $11,772              3.40287000%
    1/31/2005             $11,784           $11,485             -2.43748000%
    2/28/2005             $11,947           $11,727              2.10440000%
    3/31/2005             $12,043           $11,519             -1.77080000%
    4/30/2005             $11,966           $11,301             -1.89656000%
    5/31/2005             $12,263           $11,661              3.18186000%
    6/30/2005             $12,420           $11,677              0.14197000%
    7/31/2005             $12,637           $12,111              3.71883000%
    8/31/2005             $12,676           $12,001             -0.91240000%
    9/30/2005             $12,656           $12,098              0.80994000%
   10/31/2005             $12,193           $11,896             -1.66708000%
   11/30/2005             $12,430           $12,346              3.78221000%
   12/31/2005             $12,693           $12,351              0.03481000%
    1/31/2006             $13,128           $12,678              2.64778000%
    2/28/2006             $13,179           $12,712              0.27133000%
    3/31/2006             $13,462           $12,870              1.24475000%
    4/30/2006             $13,402           $13,043              1.34278000%
    5/31/2006             $13,513           $12,668             -2.87814000%
    6/30/2006             $13,526           $12,685              0.13557000%
    7/31/2006             $13,589           $12,763              0.61685000%
    8/31/2006             $13,911           $13,067              2.37931000%
    9/30/2006             $14,046           $13,404              2.57700000%
   10/31/2006             $14,504           $13,840              3.25861000%
   11/30/2006             $14,649           $14,104              1.90160000%
   12/31/2006             $14,963           $14,301              1.40278000%
    1/31/2007             $15,414           $14,518              1.51232000%
    2/28/2007             $15,468           $14,234             -1.95588000%
    3/31/2007             $15,887           $14,393              1.11850000%
    4/30/2007             $16,221           $15,030              4.42953000%
    5/31/2007             $16,747           $15,555              3.48951000%
    6/30/2007             $16,597           $15,296             -1.66133000%
    7/31/2007             $16,068           $14,822             -3.10048000%
    8/31/2007             $15,847           $15,044              1.49901000%
    9/30/2007             $15,946           $15,607              3.73988000%
   10/31/2007             $16,134           $15,855              1.59068000%
   11/30/2007             $15,439           $15,192             -4.18066000%
   12/31/2007             $15,021           $15,087             -0.69376000%
    1/31/2008             $14,168           $14,182             -5.99816000%
    2/29/2008             $13,857           $13,721             -3.24858000%
    3/31/2008             $13,557           $13,662             -0.43180000%
    4/30/2008             $14,099           $14,328              4.87031000%
    5/31/2008             $14,376           $14,513              1.29526000%
    6/30/2008             $12,992           $13,290             -8.43036000%
    7/31/2008             $12,842           $13,178             -0.84062000%
    8/31/2008             $12,969           $13,369              1.44647000%
    9/30/2008             $11,494           $12,177             -8.91073000%
   10/31/2008             $ 9,280           $10,132            -16.79479000%
   11/30/2008             $ 8,531           $ 9,405             -7.17546000%
   12/31/2008             $ 8,700           $ 9,505              1.06403000%
    1/31/2009             $ 8,197           $ 8,704             -8.42864000%
    2/28/2009             $ 7,682           $ 7,777            -10.64778000%
    3/31/2009             $ 8,053           $ 8,458              8.75952000%

Total Returns              -19.47%           -15.42%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                     3/31/09
-------                     -------
1-Year                      -42.33%
5-Year                       -5.83%
Since Inception (11/3/03)    -3.92%


                               Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     3/31/09
-------                     -------
1-Year                      -40.45%
5-Year                       -5.52%
Since Inception (11/3/03)    -3.75%

CLASS C (11/3/03-3/31/09)

                              (PERFORMANCE GRAPH)

                    FRANKLIN MUTUAL                                  S&P 500 TR (IA Extended)
     DATE       RECOVERY FUND - CLASS C        S&P 500 INDEX              (%Total Return)
-------------   -----------------------   ------------------------   ------------------------
    11/3/2003           $10,000                   $10,000
   11/30/2003           $10,270                   $10,088                   0.87983000%
   12/31/2003           $10,646                   $10,617                   5.24445000%
    1/31/2004           $10,800                   $10,812                   1.83551000%
    2/29/2004           $10,927                   $10,962                   1.38995000%
    3/31/2004           $10,827                   $10,797                  -1.50865000%
    4/30/2004           $10,718                   $10,627                  -1.56980000%
    5/31/2004           $10,682                   $10,773                   1.37226000%
    6/30/2004           $10,882                   $10,983                   1.94449000%
    7/31/2004           $10,718                   $10,619                  -3.30966000%
    8/31/2004           $10,854                   $10,662                   0.40449000%
    9/30/2004           $10,936                   $10,778                   1.08308000%
   10/31/2004           $10,945                   $10,942                   1.52768000%
   11/30/2004           $11,598                   $11,385                   4.04616000%
   12/31/2004           $11,974                   $11,772                   3.40287000%
    1/31/2005           $11,782                   $11,485                  -2.43748000%
    2/28/2005           $11,945                   $11,727                   2.10440000%
    3/31/2005           $12,041                   $11,519                  -1.77080000%
    4/30/2005           $11,964                   $11,301                  -1.89656000%
    5/31/2005           $12,261                   $11,661                   3.18186000%
    6/30/2005           $12,418                   $11,677                   0.14197000%
    7/31/2005           $12,635                   $12,111                   3.71883000%
    8/31/2005           $12,674                   $12,001                  -0.91240000%
    9/30/2005           $12,654                   $12,098                   0.80994000%
   10/31/2005           $12,191                   $11,896                  -1.66708000%
   11/30/2005           $12,427                   $12,346                   3.78221000%
   12/31/2005           $12,691                   $12,351                   0.03481000%
    1/31/2006           $13,136                   $12,678                   2.64778000%
    2/28/2006           $13,177                   $12,712                   0.27133000%
    3/31/2006           $13,460                   $12,870                   1.24475000%
    4/30/2006           $13,399                   $13,043                   1.34278000%
    5/31/2006           $13,511                   $12,668                  -2.87814000%
    6/30/2006           $13,524                   $12,685                   0.13557000%
    7/31/2006           $13,586                   $12,763                   0.61685000%
    8/31/2006           $13,919                   $13,067                   2.37931000%
    9/30/2006           $14,054                   $13,404                   2.57700000%
   10/31/2006           $14,501                   $13,840                   3.25861000%
   11/30/2006           $14,657                   $14,104                   1.90160000%
   12/31/2006           $14,960                   $14,301                   1.40278000%
    1/31/2007           $15,411                   $14,518                   1.51232000%
    2/28/2007           $15,476                   $14,234                  -1.95588000%
    3/31/2007           $15,884                   $14,393                   1.11850000%
    4/30/2007           $16,228                   $15,030                   4.42953000%
    5/31/2007           $16,744                   $15,555                   3.48951000%
    6/30/2007           $16,599                   $15,296                  -1.66133000%
    7/31/2007           $16,070                   $14,822                  -3.10048000%
    8/31/2007           $15,849                   $15,044                   1.49901000%
    9/30/2007           $15,948                   $15,607                   3.73988000%
   10/31/2007           $16,136                   $15,855                   1.59068000%
   11/30/2007           $15,441                   $15,192                  -4.18066000%
   12/31/2007           $15,021                   $15,087                  -0.69376000%
    1/31/2008           $14,167                   $14,182                  -5.99816000%
    2/29/2008           $13,855                   $13,721                  -3.24858000%
    3/31/2008           $13,555                   $13,662                  -0.43180000%
    4/30/2008           $14,098                   $14,328                   4.87031000%
    5/31/2008           $14,375                   $14,513                   1.29526000%
    6/30/2008           $12,990                   $13,290                  -8.43036000%
    7/31/2008           $12,852                   $13,178                  -0.84062000%
    8/31/2008           $12,979                   $13,369                   1.44647000%
    9/30/2008           $11,490                   $12,177                  -8.91073000%
   10/31/2008           $ 9,287                   $10,132                 -16.79479000%
   11/30/2008           $ 8,537                   $ 9,405                  -7.17546000%
   12/31/2008           $ 8,704                   $ 9,505                   1.06403000%
    1/31/2009           $ 8,200                   $ 8,704                  -8.42864000%
    2/28/2009           $ 7,685                   $ 7,777                 -10.64778000%
    3/31/2009           $ 8,131                   $ 8,458                   8.75952000%

Total Returns            -18.69%                   -15.42%

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               3/31/09
-------------               -------
1-Year                      -39.29%
5-Year                       -4.58%
Since Inception (6/2/03)     -0.87%

ADVISOR CLASS (6/2/03-3/31/09)

                              (PERFORMANCE GRAPH)


                FRANKLIN MUTUAL RECOVERY                             S&P 500 TR (IA Extended)
    DATE          FUND - ADVISOR CLASS          S&P 500 INDEX            (%Total Return)
-------------   ------------------------   -----------------------   ------------------------
     6/2/2003            $10,000                   $10,000
    6/30/2003            $10,120                   $10,128                   1.27564000%
    7/31/2003            $10,190                   $10,306                   1.76316000%
    8/31/2003            $10,340                   $10,507                   1.95021000%
    9/30/2003            $10,630                   $10,396                  -1.06195000%
   10/31/2003            $11,070                   $10,984                   5.65700000%
   11/30/2003            $11,370                   $11,080                   0.87983000%
   12/31/2003            $11,795                   $11,661                   5.24445000%
    1/31/2004            $11,976                   $11,875                   1.83551000%
    2/29/2004            $12,127                   $12,040                   1.38995000%
    3/31/2004            $12,016                   $11,859                  -1.50865000%
    4/30/2004            $11,906                   $11,673                  -1.56980000%
    5/31/2004            $11,886                   $11,833                   1.37226000%
    6/30/2004            $12,117                   $12,063                   1.94449000%
    7/31/2004            $11,946                   $11,664                  -3.30966000%
    8/31/2004            $12,107                   $11,711                   0.40449000%
    9/30/2004            $12,207                   $11,838                   1.08308000%
   10/31/2004            $12,217                   $12,019                   1.52768000%
   11/30/2004            $12,961                   $12,505                   4.04616000%
   12/31/2004            $13,391                   $12,930                   3.40287000%
    1/31/2005            $13,188                   $12,615                  -2.43748000%
    2/28/2005            $13,380                   $12,881                   2.10440000%
    3/31/2005            $13,498                   $12,653                  -1.77080000%
    4/30/2005            $13,423                   $12,413                  -1.89656000%
    5/31/2005            $13,775                   $12,808                   3.18186000%
    6/30/2005            $13,963                   $12,826                   0.14197000%
    7/31/2005            $14,216                   $13,303                   3.71883000%
    8/31/2005            $14,271                   $13,181                  -0.91240000%
    9/30/2005            $14,260                   $13,288                   0.80994000%
   10/31/2005            $13,753                   $13,067                  -1.66708000%
   11/30/2005            $14,029                   $13,561                   3.78221000%
   12/31/2005            $14,333                   $13,565                   0.03481000%
    1/31/2006            $14,853                   $13,925                   2.64778000%
    2/28/2006            $14,909                   $13,962                   0.27133000%
    3/31/2006            $15,236                   $14,136                   1.24475000%
    4/30/2006            $15,191                   $14,326                   1.34278000%
    5/31/2006            $15,327                   $13,914                  -2.87814000%
    6/30/2006            $15,351                   $13,933                   0.13557000%
    7/31/2006            $15,432                   $14,019                   0.61685000%
    8/31/2006            $15,814                   $14,352                   2.37931000%
    9/30/2006            $15,988                   $14,722                   2.57700000%
   10/31/2006            $16,509                   $15,202                   3.25861000%
   11/30/2006            $16,706                   $15,491                   1.90160000%
   12/31/2006            $17,067                   $15,708                   1.40278000%
    1/31/2007            $17,594                   $15,946                   1.51232000%
    2/28/2007            $17,678                   $15,634                  -1.95588000%
    3/31/2007            $18,169                   $15,809                   1.11850000%
    4/30/2007            $18,564                   $16,509                   4.42953000%
    5/31/2007            $19,186                   $17,085                   3.48951000%
    6/30/2007            $19,023                   $16,801                  -1.66133000%
    7/31/2007            $18,433                   $16,280                  -3.10048000%
    8/31/2007            $18,199                   $16,524                   1.49901000%
    9/30/2007            $18,334                   $17,142                   3.73988000%
   10/31/2007            $18,568                   $17,415                   1.59068000%
   11/30/2007            $17,781                   $16,687                  -4.18066000%
   12/31/2007            $17,299                   $16,571                  -0.69376000%
    1/31/2008            $16,342                   $15,577                  -5.99816000%
    2/29/2008            $15,993                   $15,071                  -3.24858000%
    3/31/2008            $15,656                   $15,006                  -0.43180000%
    4/30/2008            $16,303                   $15,737                   4.87031000%
    5/31/2008            $16,640                   $15,941                   1.29526000%
    6/30/2008            $15,048                   $14,597                  -8.43036000%
    7/31/2008            $14,893                   $14,474                  -0.84062000%
    8/31/2008            $15,061                   $14,683                   1.44647000%
    9/30/2008            $13,340                   $13,375                  -8.91073000%
   10/31/2008            $10,791                   $11,129                 -16.79479000%
   11/30/2008            $ 9,924                   $10,330                  -7.17546000%
   12/31/2008            $10,132                   $10,440                   1.06403000%
    1/31/2009            $ 9,558                   $ 9,560                  -8.42864000%
    2/28/2009            $ 8,957                   $ 8,542                 -10.64778000%
    3/31/2009            $ 9,504                   $ 9,290                   8.75952000%

Total Returns              -4.96%                    -7.10%


                               14 | Annual Report

ENDNOTES

THE FUND MAY INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, WHICH INVOLVE SPECIAL RISKS, AS PENDING DEALS MAY NOT BE COMPLETED ON TIME OR ON FAVORABLE TERMS, AS WELL AS LOWER-RATED BONDS, WHICH ENTAIL HIGHER CREDIT RISK. THE FUND IS A NONDIVERSIFIED FUND AND MAY EXPERIENCE INCREASED SUSCEPTIBILITY TO ADVERSE ECONOMIC OR REGULATORY DEVELOPMENTS AFFECTING SIMILAR ISSUERS OR SECURITIES. THE FUND MAY INVEST IN FOREIGN SECURITIES WHOSE RISKS INCLUDE CURRENCY FLUCTUATIONS, AND ECONOMIC AND POLITICAL UNCERTAINTIES. THE FUND IS STRUCTURED AS A CONTINUOUSLY OFFERED, CLOSED-END FUND AND DOES NOT OFFER DAILY REDEMPTIONS. INSTEAD, THE FUND HAS A POLICY TO PROVIDE INVESTORS ACCESS TO THEIR MONEY BY MAKING QUARTERLY TENDER OFFERS FOR 5% TO 25% OF THE FUND'S OUTSTANDING SHARES. THE FUND MAY SUSPEND OR POSTPONE A TENDER OFFER SUBJECT TO APPROVAL BY THE FUND'S BOARD. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
                 These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(5.) Source: (C) 2009 Morningstar. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                               Annual Report | 15

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

(1.) Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

(2.) Multiply the result by the number under the heading "Expenses Paid During
     Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 x $7.50 = $64.50.

     In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               16 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  711.40              $ 7.64
Hypothetical (5% return before expenses)         $1,000           $1,016.01              $ 9.00
CLASS B
Actual                                           $1,000           $  708.10              $10.43
Hypothetical (5% return before expenses)         $1,000           $1,012.72              $12.29
CLASS C
Actual                                           $1,000           $  709.60              $10.36
Hypothetical (5% return before expenses)         $1,000           $1,012.81              $12.19
ADVISOR CLASS
Actual                                           $1,000           $  712.50              $ 6.23
Hypothetical (5% return before expenses)         $1,000           $1,017.65              $ 7.34

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.79%; B: 2.45%; C: 2.43%; and Advisor:
     1.46%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               Annual Report | 17

The Fund's Repurchase Offers

The Fund will make quarterly repurchase offers for a portion of its shares. With any repurchase offer, shareholders may elect to tender (have the Fund repurchase) all, a portion or none of their shares. With each repurchase offer, shareholders will be notified in writing about the offer, how to request that the Fund repurchase their shares and the deadline for submitting repurchase requests.

Each quarter the Board of Trustees will set the amount of the repurchase offer, as a percentage of outstanding shares. This amount is known as the repurchase offer amount and will generally be between 5% and 25% of the Fund's outstanding shares. If shareholders tender for repurchase more shares than the repurchase offer amount, the Fund may increase the amount repurchased by up to 2% of the Fund's outstanding shares. If repurchase requests exceed the repurchase offer amount, the Fund will prorate requests. The Fund may, however, first accept any requests to repurchase all of a shareholder's shares if the shareholder owns less than 100 shares. The Board will also determine the date by which the Fund must receive shareholders' repurchase requests, which is known as the repurchase request deadline. The Board will base these decisions on investment management considerations, market conditions, liquidity of the Fund's assets, shareholder servicing and administrative considerations and other factors it deems appropriate. Each repurchase request deadline will occur within the period that begins 21 days before, and ends 21 days after, the end of the quarterly interval. The repurchase price of the shares will be the net asset value as of the close of the NYSE on the date the Board sets as the repurchase pricing date. The maximum number of days between the repurchase request deadline and the repurchase pricing date is 14 days.

SUMMARY OF REPURCHASE OFFERS - 4/1/08 THROUGH 3/31/09

REPURCHASE          REPURCHASE    % OF SHARES      NUMBER OF
REQUEST DEADLINE   OFFER AMOUNT     TENDERED    SHARES TENDERED
----------------   ------------   -----------   ---------------
4/28/08                 15%         16.543%      6,909,695.395
6/30/08                 15%          8.658%      3,096,128.405
10/3/08                 10%         16.207%      5,421,997.543
1/2/09                  15%         17.863%      5,210,142.000


                               18 | Annual Report

Franklin Mutual Recovery Fund

FINANCIAL HIGHLIGHTS

                                                                          YEAR ENDED MARCH 31,
                                                         -----------------------------------------------------
CLASS A                                                    2009       2008        2007       2006        2005
-------                                                  -------    --------    --------   --------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $ 11.98    $  15.04    $  13.43   $  12.64    $ 11.91
                                                         -------    --------    --------   --------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ....................     0.08        0.09        0.16      (0.02)      0.02
   Net realized and unrealized gains (losses) .........    (4.84)      (2.07)       2.27       1.52       1.43
                                                         -------    --------    --------   --------    -------
Total from investment operations ......................    (4.76)      (1.98)       2.43       1.50       1.45
                                                         -------    --------    --------   --------    -------
Less distributions from:
   Net investment income ..............................    (0.19)      (0.29)         --      (0.01)     (0.04)
   Net realized gains .................................    (0.01)      (0.79)      (0.82)     (0.70)     (0.68)
                                                         -------    --------    --------   --------    -------
Total distributions ...................................    (0.20)      (1.08)      (0.82)     (0.71)     (0.72)
                                                         -------    --------    --------   --------    -------
Net asset value, end of year ..........................  $  7.02    $  11.98    $  15.04   $  13.43    $ 12.64
                                                         =======    ========    ========   ========    =======
Total return(c) .......................................   (39.55)%    (14.04)%     18.73%     12.51%     12.48%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates and expense reduction(d) ................     1.47%       2.49%       3.36%      3.53%      3.15%
Expenses net of waiver and payments by
   affiliates(d) ......................................     1.47%       2.49%       3.36%      3.53%      3.05%
Expenses net of waiver and payments by
   affiliates and expense reduction(d) ................     1.47%       2.48%       3.36%      3.52%      3.05%
Ratios to average net assets, excluding dividend
   expense on securities sold short:
   Expenses before waiver and payments by
      affiliates and expense reduction ................     1.44%       2.46%       3.16%      3.34%      3.11%
   Expenses net of waiver and payments by
      affiliates ......................................     1.44%       2.46%       3.16%      3.34%      3.02%
   Expenses net of waiver and payments by
      affiliates and expense reduction ................     1.44%       2.45%       3.16%      3.33%      3.02%
Net investment income (loss) ..........................     0.90%       0.60%       1.11%     (0.19)%     0.17%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $97,975    $238,020    $209,897   $104,694    $57,709
Portfolio turnover rate ...............................    62.22%      89.18%      85.63%     69.20%     87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Franklin Mutual Recovery Fund

                                                                     YEAR ENDED MARCH 31,
                                                         --------------------------------------------
CLASS B                                                   2009      2008      2007     2006     2005
-------                                                  ------    -------   ------   -----    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $11.76    $14.78    $13.29   $12.58   $11.89
                                                         ------    ------    ------   ------   ------
Income from investment operations(a):
   Net investment income (loss)(b).....................    0.02     (0.01)     0.01    (0.11)   (0.06)
   Net realized and unrealized gains (losses) .........   (4.75)    (2.02)     2.30     1.52     1.43
                                                         ------    ------    ------   ------   ------
Total from investment operations ......................   (4.73)    (2.03)     2.31     1.41     1.37
                                                         ------    ------    ------   ------   ------
Less distributions from:
   Net investment income ..............................   (0.11)    (0.20)       --       --       --
   Net realized gains .................................   (0.01)    (0.79)    (0.82)   (0.70)   (0.68)
                                                         ------    ------    ------   ------   ------
Total distributions ...................................   (0.12)    (0.99)    (0.82)   (0.70)   (0.68)
                                                         ------    ------    ------   ------   ------
Net asset value, end of year ..........................  $ 6.91    $11.76    $14.78   $13.29   $12.58
                                                         ======    ======    ======   ======   ======
Total return(c) .......................................  (39.97)%  (14.67)%   18.00%   11.79%   11.77%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates and expense reduction(d) ................    2.12%     3.14%     4.01%    4.18%    3.79%
Expenses net of waiver and payments by
   affiliates(d) ......................................    2.12%     3.14%     4.01%    4.18%    3.69%
Expenses net of waiver and payments by
   affiliates and expense reduction(d) ................    2.12%     3.13%     4.01%    4.17%    3.69%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before waiver and payments by
      affiliates and expense reduction ................    2.09%     3.11%     3.81%    3.99%    3.75%
   Expenses net of waiver and payments by
      affiliates ......................................    2.09%     3.11%     3.81%    3.99%    3.65%
   Expenses net of waiver and payments by
      affiliates and expense reduction ................    2.09%     3.10%     3.81%    3.98%    3.65%
Net investment income (loss) ..........................    0.25%    (0.05)%    0.46%   (0.84)%  (0.47)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $1,704    $4,333    $5,024   $4,243   $3,246
Portfolio turnover rate ...............................   62.22%    89.18%    85.63%   69.20%   87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Franklin Mutual Recovery Fund

                                                                        YEAR ENDED MARCH 31,
                                                         --------------------------------------------------
CLASS C                                                    2009       2008       2007      2006       2005
-------                                                  -------    -------    -------   -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $ 11.75    $ 14.78    $ 13.29   $ 12.58    $ 11.89
                                                         -------    -------    -------   -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ....................     0.02      (0.01)      0.04     (0.11)     (0.06)
   Net realized and unrealized gains (losses) .........    (4.74)     (2.02)      2.27      1.52       1.43
                                                         -------    -------    -------   -------    -------
Total from investment operations ......................    (4.72)     (2.03)      2.31      1.41       1.37
                                                         -------    -------    -------   -------    -------
Less distributions from:
   Net investment income ..............................    (0.11)     (0.21)        --        --         --
   Net realized gains .................................    (0.01)     (0.79)     (0.82)    (0.70)     (0.68)
                                                         -------    -------    -------   -------    -------
Total distributions ...................................    (0.12)     (1.00)     (0.82)    (0.70)     (0.68)
                                                         -------    -------    -------   -------    -------
Net asset value, end of year ..........................  $  6.91    $ 11.75    $ 14.78   $ 13.29    $ 12.58
                                                         =======    =======    =======   =======    =======
Total return(c) .......................................   (39.85)%   (14.66)%    17.99%    11.79%     11.77%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates and expense reduction(d) ................     2.09%      3.14%      3.99%     4.18%      3.78%
Expenses net of waiver and payments by
   affiliates(d) ......................................     2.09%      3.14%      3.99%     4.18%      3.68%
Expenses net of waiver and payments by
   affiliates and expense reduction(d) ................     2.09%      3.13%      3.99%     4.17%      3.68%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before waiver and payments by
      affiliates and expense reduction ................     2.06%      3.11%      3.79%     3.99%      3.74%
   Expenses net of waiver and payments by
      affiliates ......................................     2.06%      3.11%      3.79%     3.99%      3.64%
   Expenses net of waiver and payments by
      affiliates and expense reduction ................     2.06%      3.10%      3.79%     3.98%      3.64%
Net investment income (loss) ..........................     0.28%     (0.05)%     0.48%    (0.84)%    (0.46)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $38,432    $96,131    $87,018   $55,030    $29,991
Portfolio turnover rate ...............................    62.22%     89.18%     85.63%    69.20%     87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(d) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Franklin Mutual Recovery Fund

                                                                         YEAR ENDED MARCH 31,
                                                         ----------------------------------------------------
ADVISOR CLASS                                              2009       2008        2007       2006       2005
-------------                                            -------    --------    --------   -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................  $ 12.10    $  15.18    $  13.50   $ 12.67    $ 11.92
                                                         -------    --------    --------   -------    -------
Income from investment operations(a):
   Net investment income(b) ...........................     0.15        0.14        0.21      0.02       0.06
   Net realized and unrealized gains (losses) .........    (4.93)      (2.09)       2.29      1.53       1.44
                                                         -------    --------    --------   -------    -------
Total from investment operations ......................    (4.78)      (1.95)       2.50      1.55       1.50
                                                         -------    --------    --------   -------    -------
Less distributions from:
   Net investment income ..............................    (0.23)      (0.34)         --     (0.02)     (0.07)
   Net realized gains .................................    (0.01)      (0.79)      (0.82)    (0.70)     (0.68)
                                                         -------    --------    --------   -------    -------
Total distributions ...................................    (0.24)      (1.13)      (0.82)    (0.72)     (0.75)
                                                         -------    --------    --------   -------    -------
Net asset value, end of year ..........................  $  7.08    $  12.10    $  15.18   $ 13.50    $ 12.67
                                                         =======    ========    ========   =======    =======
Total return ..........................................   (39.29)%    (13.83)%     19.24%    12.88%     12.88%
RATIOS TO AVERAGE NET ASSETS
Expenses before waiver and payments by
   affiliates and expense reduction(c) ................     1.13%       2.14%       3.01%     3.18%      2.80%
Expenses net of waiver and payments by
   affiliates(c) ......................................     1.13%       2.14%       3.01%     3.18%      2.70%
Expenses net of waiver and payments by
   affiliates and expense reduction(c) ................     1.13%       2.13%       3.01%     3.17%      2.70%
Ratios to average net assets, excluding
   dividend expense on securities sold short:
   Expenses before waiver and payments by
      affiliates and expense reduction ................     1.10%       2.11%       2.81%     2.99%      2.76%
   Expenses net of waiver and payments by
      affiliates ......................................     1.10%       2.11%       2.81%     2.99%      2.66%
   Expenses net of waiver and payments by
      affiliates and expense reduction ................     1.10%       2.10%       2.81%     2.98%      2.66%
Net investment income .................................     1.24%       0.95%       1.46%     0.16%      0.52%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................  $33,920    $155,570    $152,068   $80,420    $71,586
Portfolio turnover rate ...............................    62.22%      89.18%      85.63%    69.20%     87.68%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Franklin Mutual Recovery Fund

STATEMENT OF INVESTMENTS, MARCH 31, 2009

                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY      CONTRACTS/RIGHTS       VALUE
                                                                                   --------------   ----------------   -----------
             COMMON STOCKS AND OTHER EQUITY INTERESTS 57.5%
             AIRLINES 2.9%
         (a) ACE Aviation Holdings Inc., A .....................................       Canada                201,052   $   885,059
         (a) Delta Air Lines Inc. ..............................................    United States            723,325     4,072,320
      (a, b) Northwest Airlines Corp., Contingent Distribution .................    United States          7,455,000         4,697
                                                                                                                       -----------
                                                                                                                         4,962,076
                                                                                                                       -----------
             AUTO COMPONENTS 0.0%(c)
   (a, b, d) Collins & Aikman Products Co., Contingent Distribution ............    United States             53,682           537
         (a) Dana Holding Corp. ................................................    United States             28,017        12,888
   (a, b, d) Dana Holding Corp., Contingent Distribution .......................    United States            661,000            --
                                                                                                                       -----------
                                                                                                                            13,425
                                                                                                                       -----------
             AUTOMOBILES 0.1%
      (a, e) IACNA Investor LLC ................................................    United States             10,457           105
   (a, e, f) International Automotive Components Group Brazil LLC ..............       Brazil                185,241        59,183
   (a, e, f) International Automotive Components Group Japan LLC ...............        Japan                 16,213        18,919
   (a, e, f) International Automotive Components Group LLC .....................     Luxembourg              660,308         8,386
   (a, e, f) International Automotive Components Group NA LLC, A ...............    United States            299,438        34,555
                                                                                                                       -----------
                                                                                                                           121,148
                                                                                                                       -----------
             BEVERAGES 0.8%
             Carlsberg AS, B ...................................................       Denmark                34,249     1,403,948
                                                                                                                       -----------
             BUILDING PRODUCTS 0.0%(c)
         (a) Armstrong World Industries Inc. ...................................    United States                252         2,774
                                                                                                                       -----------
             COMMERCIAL BANKS 1.0%
      (a, e) Elephant Capital Holdings Ltd. ....................................        Japan                    721            --
      (a, e) First Chicago Bancorp .............................................    United States            410,714     1,624,930
      (a, e) NCB Warrant Holdings Ltd., A ......................................        Japan                 31,928            --
                                                                                                                       -----------
                                                                                                                         1,624,930
                                                                                                                       -----------
             CONSUMER FINANCE 2.4%
      (a, e) CB FIM Coinvestors LLC ............................................    United States          1,432,222     3,150,888
      (a, e) Cerberus CG Investor I LLC ........................................    United States          1,874,481       356,151
      (a, e) Cerberus CG Investor II LLC .......................................    United States          1,874,481       356,151
      (a, e) Cerberus CG Investor III LLC ......................................    United States            937,240       178,076
      (a, e) Cerberus FIM Investors Holdco LLC .................................    United States          1,777,250       124,408
                                                                                                                       -----------
                                                                                                                         4,165,674
                                                                                                                       -----------
             DIVERSIFIED FINANCIAL SERVICES 0.0%
         (a) Fortis, rts., 7/01/14 .............................................       Belgium               221,485            --
      (a, e) GLCP Harrah's Investment LP .......................................    United States          4,502,725            --
                                                                                                                       -----------
                                                                                                                                --
                                                                                                                       -----------

                               Annual Report | 23

Franklin Mutual Recovery Fund

                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY      CONTRACTS/RIGHTS         VALUE
                                                                                   --------------   ----------------   -----------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             DIVERSIFIED TELECOMMUNICATION SERVICES 1.2%
   (a, e, f) AboveNet Inc. .....................................................    United States             41,983   $ 2,099,150
   (a, e, f) AboveNet Inc., stock grant, grant price $20.95,
             expiration date 9/09/13 ...........................................    United States                 55           828
                                                                                                                       -----------
                                                                                                                         2,099,978
                                                                                                                       -----------
             FOOD & STAPLES RETAILING 3.0%
         (g) CVS Caremark Corp. ................................................    United States            190,829     5,245,889
                                                                                                                       -----------
             FOOD PRODUCTS 2.4%
             Cadbury PLC .......................................................   United Kingdom            554,112     4,189,860
                                                                                                                       -----------
             HEALTH CARE PROVIDERS & SERVICES 3.0%
      (a, g) Community Health Systems Inc. .....................................    United States            179,834     2,758,653
      (a, e) Kindred Healthcare Inc. ...........................................    United States            104,434     1,483,224
         (a) Tenet Healthcare Corp. ............................................    United States            766,804       889,493
                                                                                                                       -----------
                                                                                                                         5,131,370
                                                                                                                       -----------
             HOTELS, RESTAURANTS & LEISURE 0.0%(c)
         (a) Trump Entertainment Resorts Inc. ..................................    United States             70,164         5,613
                                                                                                                       -----------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 4.2%
             Constellation Energy Group ........................................    United States            273,655     5,653,712
         (a) NRG Energy Inc. ...................................................    United States             86,041     1,514,322
                                                                                                                       -----------
                                                                                                                         7,168,034
                                                                                                                       -----------
             INDUSTRIAL CONGLOMERATES 1.2%
         (f) Orkla ASA .........................................................        Norway               293,399     2,015,259
                                                                                                                       -----------
             INSURANCE 5.3%
      (a, e) Imagine Group Holdings Ltd. .......................................       Bermuda               287,034     2,350,809
      (a, e) Symetra Financial .................................................    United States            445,440     6,775,142
                                                                                                                       -----------
                                                                                                                         9,125,951
                                                                                                                       -----------
             INTERNET SOFTWARE & SERVICES 0.2%
      (a, h) Yahoo! Inc. .......................................................    United States             27,810       356,246
                                                                                                                       -----------
             IT SERVICES 1.3%
         (a) Alliance Data Systems Corp. .......................................    United States             61,805     2,283,695
                                                                                                                       -----------
             MACHINERY 0.0%
      (a, e) Motor Coach Industries International Inc., wts., 5/27/09 ..........    United States                  1            --
                                                                                                                       -----------
             MEDIA 4.0%
         (a) Adelphia Recovery Trust ...........................................    United States         11,280,134       180,482
      (a, b) Adelphia Recovery Trust, Arhova Contingent Value
             Vehicle, Contingent Distribution ..................................    United States          1,018,915        86,608
      (a, b) Century Communications Corp., Contingent Distribution .............    United States          2,826,000            --
             Time Warner Cable Inc. ............................................    United States            114,274     2,833,994
             Time Warner Inc. ..................................................    United States             13,633       263,110
         (g) Virgin Media Inc. .................................................   United Kingdom            717,289     3,442,987
                                                                                                                       -----------
                                                                                                                         6,807,181
                                                                                                                       -----------


                               24 | Annual Report

Franklin Mutual Recovery Fund

                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY      CONTRACTS/RIGHTS      VALUE
                                                                                   --------------   ----------------   -----------
             COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
             PAPER & FOREST PRODUCTS 4.0%
         (a) Domtar Corp. ......................................................    United States          1,637,587   $ 1,555,708
             Weyerhaeuser Co. ..................................................    United States            195,052     5,377,583
                                                                                                                       -----------
                                                                                                                         6,933,291
                                                                                                                       -----------
             PHARMACEUTICALS 7.1%
             Schering-Plough Corp. .............................................    United States            149,220     3,514,131
         (g) Wyeth .............................................................    United States            204,270     8,791,781
                                                                                                                       -----------
                                                                                                                        12,305,912
                                                                                                                       -----------
             REAL ESTATE INVESTMENT TRUST (REIT) 1.5%
             Redwood Trust Inc. ................................................    United States            173,400     2,661,690
                                                                                                                       -----------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 3.5%
         (a) LSI Corp. .........................................................    United States          1,113,749     3,385,797
             Maxim Integrated Products Inc. ....................................    United States            195,585     2,583,678
                                                                                                                       -----------
                                                                                                                         5,969,475
                                                                                                                       -----------
             SOFTWARE 1.4%
         (a) i2 Technologies Inc. ..............................................    United States            295,790     2,336,741
                                                                                                                       -----------
             TOBACCO 7.0%
         (a) Alliance One International Inc. ...................................    United States          1,229,730     4,722,163
             Japan Tobacco Inc. ................................................        Japan                  1,883     4,979,379
             Lorillard Inc. ....................................................    United States             38,520     2,378,225
                                                                                                                       -----------
                                                                                                                        12,079,767
                                                                                                                       -----------
             TRANSPORTATION INFRASTRUCTURE 0.0%(c)
         (a) Groupe Eurotunnel SA ..............................................       France                    962         5,108
         (a) Groupe Eurotunnel SA, wts., 12/30/11 ..............................       France                 27,397         3,455
                                                                                                                       -----------
                                                                                                                             8,563
                                                                                                                       -----------
             TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                (COST $188,626,932) ............................................                                        99,018,490
                                                                                                                       -----------
             PREFERRED STOCKS 2.1%
             AUTO COMPONENTS 0.0%(c)
         (e) Dana Holding Corp., 4.00%, cvt. pfd., B ...........................    United States              2,377        22,582
                                                                                                                       -----------
             DIVERSIFIED FINANCIAL SERVICES 2.1%
             Citigroup Cap IX, 6.00%, pfd., S ..................................    United States             85,931       657,372
             Citigroup Inc., 8.125%, pfd., AA ..................................    United States            134,100     2,049,048
             Citigroup Inc., 8.50% pfd., F .....................................    United States             60,600       922,938
                                                                                                                       -----------
                                                                                                                         3,629,358
                                                                                                                       -----------
             TOTAL PREFERRED STOCKS (COST $2,451,613) ..........................                                         3,651,940
                                                                                                                       -----------


                               Annual Report | 25

Franklin Mutual Recovery Fund

                                                                                                        PRINCIPAL
                                                                                       COUNTRY          AMOUNT(i)          VALUE
                                                                                   --------------   ----------------   ------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS 12.2%
         (j) Boston Generating LLC, FRN,
                Revolver, 1.334%, 12/21/13 .....................................    United States         48,278       $     29,055
                Synthetic Letter of Credit, 1.334%, 12/21/13 ...................    United States        172,322            103,706
                Term Loan B, 2.729%, 12/21/13 ..................................    United States        761,578            458,331
         (j) Calpine Corp., Exit Term Loan, FRN, 4.335%, 3/29/14 ...............    United States      1,835,116          1,406,795
      (e, p) Cerberus CG Investor I LLC, 12.00%, 7/31/14 .......................    United States      1,645,200            312,588
      (e, p) Cerberus CG Investor II LLC, 12.00%, 7/31/14 ......................    United States      1,645,200            312,588
      (e, p) Cerberus CG Investor III LLC, 12.00%, 7/31/14 .....................    United States        822,600            156,294
      (e, p) Cerberus FIM Investors Holdco LLC, 12.00%, 11/22/13 ...............    United States      5,330,691            373,148
         (j) First Data Corp., Term Loan, FRN, 3.272%, 9/24/14,
                B-1 ............................................................    United States        448,921            304,116
                B-2 ............................................................    United States        629,505            426,057
                B-3 ............................................................    United States        177,300            119,961
             Groupe Eurotunnel SA, cvt., sub. bond, NRS I,
                T2, 3.00%, 7/28/09 .............................................       France              1,100 EUR          1,211
                T2, 3.00%, 7/28/09 .............................................       France              1,773 GBP          2,488
                T3, 3.00%, 7/28/10 .............................................       France            805,919 GBP      1,130,757
                T3, 3.00%, 7/28/10 .............................................       France          1,561,200 EUR      1,719,225
         (k) Indianapolis Downs LLC, 144A,
                senior secured note, 11.00%, 11/01/12 ..........................    United States      1,000,000            540,000
         (l) senior secured sub. note, PIK, 15.50%, 11/01/13 ...................    United States      4,065,145          1,443,126
   (e, f, p) International Automotive Components Group NA LLC, 9.00%,
                4/01/17 ........................................................    United States         90,167             28,441
   (d, f, j) International Automotive Components Group NA Inc.,
                Revolver, FRN, 5.75%, 1/18/14 ..................................    United States         59,381             59,381
(e, f, j, m) Pontus I LLC, junior note, 144A, FRN, 5.283%, 7/24/09 .............    United States      1,693,973          1,693,186
(e, f, j, m) Pontus II Trust, junior profit-participating note,
                144A, FRN, 8.256%, 6/25/09 .....................................    United States        268,587             75,141
         (j) Realogy Corp., FRN,
         (o)    2.768%, 4/10/13 ................................................    United States      2,415,520          1,135,294
                Delayed Draw Term B Loan, 3.518%, 10/10/13 .....................    United States        188,113            108,706
                Initial Term Loan B, 3.518%, 10/10/13 ..........................    United States      1,037,455            599,520
                Synthetic Letter of Credit, 0.312%, 10/10/13 ...................    United States        279,292            161,396
      (d, j) Revel Entertainment Group LLC, FRN,
                First Lien Loan, 4.98%, 5/30/09 ................................    United States      3,000,000          2,760,000
                Second Lien Loan, 7.98%, 5/30/09 ...............................    United States      3,000,000          2,760,000
             Rite Aid Corp., senior note, 9.50%, 6/15/17 .......................    United States      3,000,000            705,000
         (j) Texas Competitive Electric Holdings Co. LLC, FRN,
                4.033%, 10/10/14 ...............................................    United States        357,894            237,440
                Initial Tranche B-1 Term Loan, 4.033%, 10/10/14 ................    United States      2,261,620          1,499,171
                Term Loan B3, 4.033%, 10/10/14 .................................    United States        537,647            355,807
                                                                                                                       ------------
             TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS (COST $42,019,005)....................................                                         21,017,929
                                                                                                                       ------------


                               26 | Annual Report

Franklin Mutual Recovery Fund

                                                                                                       PRINCIPAL
                                                                                       COUNTRY          AMOUNT(i)          VALUE
                                                                                   --------------   ----------------   ------------
             CORPORATE BONDS, NOTES & SENIOR FLOATING RATE INTERESTS
             IN REORGANIZATION 7.8%
      (j, p) Charter Communications Operating LLC, FRN,
                10.50%, 3/06/14 ................................................    United States        539,674       $    501,897
                Term Loan B, 5.18%, 3/06/14 ....................................    United States      3,072,550          2,522,050
      (j, p) Motor Coach Industries International Inc., FRN,
         (o) First Lien DIP Revolver, 8.50%, 9/19/09 ...........................    United States        273,633            267,975
                Second Lien DIP Trust A Term Loan, 12.75%, 9/19/09 .............    United States        368,654            295,845
                Second Lien DIP Trust B Term Loan, 15.25%, 9/19/09 .............    United States        225,332            191,532
                Second Lien Senior Secured Term Loan, 11.00%, 12/01/08 .........    United States        303,825            238,502
         (d) Third Lien Senior Secured Term Loan, 15.649%, 12/01/08 ............    United States      3,484,298            188,849
   (j, n, p) Quebecor World Inc., DIP Term Loan, FRN, 8.25%,
                7/21/09 ........................................................       Canada          2,359,581          2,021,375
      (j, p) Smurfit-Stone Container Canada Inc., FRN,
                2.579%, 11/01/09 ...............................................       Canada          1,424,381            961,457
                Term Loan C-1, 2.44%,11/01/11 ..................................       Canada            559,027            375,771
      (j, p) Smurfit-Stone Container Enterprises, FRN,
                3.25%, 11/01/09 ................................................    United States      4,295,294          2,899,324
                2.44%, 11/01/11 ................................................    United States      1,848,979          1,242,861
                2.44%, 11/01/11 ................................................    United States        980,975            659,399
                L/C Deposit-Funded CMMT, 1.313%, 11/01/10 ......................    United States        861,996            579,424
   (j, n, p) Spectrum Brands Inc., FRN,
                Dollar Term Loan B, 8.00%, 4/01/13 .............................    United States        195,031            140,179
                Letter of Credit Commitment, 6.25%, 4/01/13 ....................    United States          9,966              7,163
         (p) Trump Entertainment Resorts Inc., 8.50%, 5/20/15 ..................    United States      2,801,691            238,144
      (f, p) Wimar OPCO LLC/Finance Corp., senior sub. note, 9.625%,
                12/15/14 .......................................................    United States     12,892,000             96,690
                                                                                                                       ------------
             TOTAL CORPORATE BONDS, NOTES & SENIOR FLOATING RATE
                INTERESTS IN REORGANIZATION (COST $26,936,786) .................                                         13,428,437
                                                                                                                       ------------
             TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
                (COST $260,034,336) ............................................                                        137,116,796
                                                                                                                       ------------
             SHORT TERM INVESTMENTS 14.8%
             U.S. GOVERNMENT AND AGENCY SECURITIES 14.8%
         (q) FHLB, 4/01/09 .....................................................    United States     16,500,000         16,500,000
      (g, q) U.S. Treasury Bills,
                4/09/09 ........................................................    United States      3,000,000          2,999,961
                4/23/09 ........................................................    United States      3,000,000          2,999,772
                5/28/09 ........................................................    United States      3,000,000          2,999,217
                                                                                                                       ------------
             TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
                (COST $25,499,150) .............................................                                         25,498,950
                                                                                                                       ------------
             TOTAL INVESTMENTS (COST $285,533,486) 94.4% .......................                                        162,615,746
             OPTIONS WRITTEN (0.0)%(c)..........................................                                            (84,265)
             SECURITIES SOLD SHORT (7.8)% ......................................                                        (13,404,274)
             NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD
                EXCHANGE CONTRACTS 0.3% ........................................                                            453,670
             OTHER ASSETS, LESS LIABILITIES 13.1% ..............................                                         22,451,072
                                                                                                                       ------------
             NET ASSETS 100.0% .................................................                                       $172,031,949
                                                                                                                       ============


                               Annual Report | 27

Franklin Mutual Recovery Fund

                                                                                       COUNTRY       CONTRACTS            VALUE
                                                                                   --------------   ----------------   ------------
         (r) OPTIONS WRITTEN 0.0%(c)
             CALL OPTIONS 0.0%(c)
             INTERNET SOFTWARE & SERVICES 0.0%(c)
             Yahoo Inc., Apr. 14 Calls, 4/18/09 ................................    United States            135       $      3,915
                                                                                                                       ------------
             PHARMACEUTICALS 0.0%(c)
             Pfizer Inc., Jun. 14 Calls, 6/20/09 ...............................    United States            500             43,500
             Pfizer Inc., Jun. 15 Calls, 6/20/09 ...............................    United States            750             32,250
             Pfizer Inc., Jun. 16 Calls, 6/20/09 ...............................    United States            200              4,600
                                                                                                                       ------------
                                                                                                                             80,350
                                                                                                                       ------------
             TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $121,417) ................                                       $     84,265
                                                                                                                       ------------

                                                                                                       SHARES
                                                                                                    ------------
         (s) SECURITIES SOLD SHORT 7.8%
             DIVERSIFIED FINANCIAL SERVICES 2.1%
             Citigroup Inc. ....................................................    United States      1,420,800       $  3,594,624
                                                                                                                       ------------
             ELECTRIC UTILITIES 0.4%
             Exelon Corp. ......................................................    United States         15,225            691,063
                                                                                                                       ------------
             INSURANCE 2.4%
             AFLAC Inc. ........................................................    United States         71,000          1,374,560
             MetLife Inc. ......................................................    United States         62,500          1,423,125
             Prudential Financial Inc. .........................................    United States         71,000          1,350,420
                                                                                                                       ------------
                                                                                                                          4,148,105
                                                                                                                       ------------
             PHARMACEUTICALS 2.9%
             Merck & Co. Inc. ..................................................    United States        163,164          4,364,637
             Pfizer Inc. .......................................................    United States         44,482            605,845
                                                                                                                       ------------
                                                                                                                          4,970,482
                                                                                                                       ------------
             TOTAL SECURITIES SOLD SHORT (PROCEEDS $11,815,042) ................                                       $ 13,404,274
                                                                                                                       ------------


                               28 | Annual Report

Franklin Mutual Recovery Fund

See Abbreviations on page 49.

(a)  Non-income producing.

(b) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)  Rounds to less than 0.1% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2009, the aggregate value of these securities was $5,768,767, representing 3.35% of net assets.

(e)  See Note 10 regarding restricted and illiquid securities.

(f)  See Note 13 regarding other considerations.

(g) Security or a portion of the security has been segregated as collateral for securities sold short and open option contracts. At March 31, 2009, the value of securities and/or cash pledged amounted to $24,492,099.

(h) A portion or all of the security is held in connection with written option contracts open at year end.

(i)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(j)  The coupon rate shown represents the rate at period end.

(k) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $1,983,126, representing 1.15% of net assets.

(l)  Income may be received in additional securities and/or cash.

(m)  See Note 1(g) regarding special purpose entities.

(n)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(c).

(o)  See Note 11 regarding unfunded loan commitments.

(p)  See Note 9 regarding credit risk and defaulted securities.

(q)  The security is traded on a discount basis with no stated coupon rate.

(r)  See Note 1(e) regarding written options.

(s)  See Note 1(f) regarding securities sold short.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 29

Franklin Mutual Recovery Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

Assets:
   Investments in securities:
      Cost .........................................................   $ 285,533,486
                                                                       -------------
      Value ........................................................   $ 162,615,746
   Cash ............................................................         100,893
   Foreign currency, at value (cost $1,556,596) ....................       1,566,151
   Receivables:
      Investment securities sold ...................................       3,749,893
      Capital shares sold ..........................................          93,205
      Dividends and interest .......................................         619,064
      Cash on deposit with brokers .................................      18,383,287
   Unrealized appreciation on forward exchange contracts (Note 8) ..         914,725
   Other assets ....................................................          16,211
                                                                       -------------
          Total assets .............................................     188,059,175
                                                                       -------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       1,365,023
      Affiliates ...................................................         214,661
   Options written, at value (premiums received $121,417) ..........          84,265
   Securities sold short, at value (proceeds $11,815,042) ..........      13,404,274
   Unrealized depreciation on forward exchange contracts (Note 8) ..         461,055
   Unrealized depreciation on unfunded loan commitments (Note 11) ..         182,420
   Accrued expenses and other liabilities ..........................         315,528
                                                                       -------------
         Total liabilities .........................................      16,027,226
                                                                       -------------
            Net assets, at value ...................................   $ 172,031,949
                                                                       -------------
Net assets consist of:
   Paid-in capital .................................................   $ 380,835,082
   Distributions in excess of net investment income ................        (760,646)
   Net unrealized appreciation (depreciation) ......................    (124,184,625)
   Accumulated net realized gain (loss) ............................     (83,857,862)
                                                                       -------------
            Net assets, at value ...................................   $ 172,031,949
                                                                       =============

   The accompanying notes are an integral part of these financial statements.


                               30 | Annual Report

Franklin Mutual Recovery Fund
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009

CLASS A:
   Net assets, at value ...................................................   $97,975,121
                                                                              ===========
   Shares outstanding .....................................................    13,965,558
                                                                              ===========
   Net asset value per share(a)............................................   $      7.02
                                                                              ===========
   Maximum offering price per share (net asset value per share / 94.25%) ..   $      7.45
                                                                              ===========
CLASS B:
   Net assets, at value ...................................................   $ 1,704,049
                                                                              ===========
   Shares outstanding .....................................................       246,614
                                                                              ===========
   Net asset value and maximum offering price per share(a).................   $      6.91
                                                                              ===========
CLASS C:
   Net assets, at value ...................................................   $38,432,337
                                                                              ===========
   Shares outstanding .....................................................     5,559,530
                                                                              ===========
   Net asset value and maximum offering price per share(a).................   $      6.91
                                                                              ===========
ADVISOR CLASS:
   Net assets, at value ...................................................   $33,920,442
                                                                              ===========
   Shares outstanding .....................................................     4,793,594
                                                                              ===========
   Net asset value and maximum offering price per share ...................   $      7.08
                                                                              ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 31

Franklin Mutual Recovery Fund

STATEMENT OF OPERATIONS
for the year ended March 31, 2009

Investment income:
   Dividends (net of foreign taxes withheld of $218,814) ..................   $   4,808,401
   Interest ...............................................................       2,448,076
   Income from securities loaned ..........................................           5,276
                                                                              -------------
         Total investment income ..........................................       7,261,753
                                                                              -------------
Expenses:
   Management fees (Note 4a) ..............................................       1,537,630
   Administrative fees (Note 4b) ..........................................         617,001
   Distribution fees: (Note 4c)
      Class A .............................................................         540,913
      Class B .............................................................          28,204
      Class C .............................................................         606,882
   Transfer agent fees (Note 4e) ..........................................         314,964
   Custodian fees (Note 5) ................................................          20,551
   Reports to shareholders ................................................          71,113
   Registration and filing fees ...........................................          85,388
   Professional fees ......................................................         331,205
   Trustees' fees and expenses ............................................         138,463
   Dividends on securities sold short .....................................          75,819
   Other ..................................................................         278,830
                                                                              -------------
         Total expenses ...................................................       4,646,963
         Expense reductions (Note 5) ......................................         (11,354)
                                                                              -------------
            Net expenses ..................................................       4,635,609
                                                                              -------------
               Net investment income ......................................       2,626,144
                                                                              -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................     (87,396,810)
      Written options .....................................................         331,460
      Foreign currency transactions .......................................       5,870,022
      Securities sold short ...............................................       5,375,531
                                                                              -------------
            Net realized gain (loss) ......................................     (75,819,797)
                                                                              -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................     (72,636,789)
      Translation of other assets and liabilities denominated in foreign
         currencies .......................................................       4,263,145
                                                                              -------------
            Net change in unrealized appreciation (depreciation) ..........     (68,373,644)
                                                                              -------------
Net realized and unrealized gain (loss) ...................................    (144,193,441)
                                                                              -------------
Net increase (decrease) in net assets resulting from operations ...........   $(141,567,297)
                                                                              =============

   The accompanying notes are an integral part of these financial statements.


                               32 | Annual Report

Franklin Mutual Recovery Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEAR ENDED MARCH 31,
                                                                                      -----------------------------
                                                                                           2009            2008
                                                                                      -------------   -------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................................................   $   2,626,144   $   3,160,345
      Net realized gain (loss) from investments, written options, foreign
         currency transactions and securities sold short ..........................     (75,819,797)     18,209,871
      Net change in unrealized appreciation (depreciation) on investments and
         translation of assets and liabilities denominated in foreign currencies ..     (68,373,644)   (105,682,083)
                                                                                      -------------   -------------
         Net increase (decrease) in net assets resulting from operations ..........    (141,567,297)    (84,311,867)
                                                                                      -------------   -------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................................................      (2,726,336)     (5,371,498)
         Class B ..................................................................         (31,022)        (68,665)
         Class C ..................................................................        (640,105)     (1,530,791)
         Advisor Class ............................................................      (1,689,053)     (4,040,562)
      Net realized gains:
         Class A ..................................................................        (126,601)    (14,781,623)
         Class B ..................................................................          (2,468)       (279,358)
         Class C ..................................................................         (52,179)     (6,008,422)
         Advisor Class ............................................................         (62,855)     (9,549,411)
                                                                                      -------------   -------------
   Total distributions to shareholders ............................................      (5,330,619)    (41,630,330)
                                                                                      -------------   -------------
   Capital share transactions: (Note 3)
         Class A ..................................................................     (63,776,607)     89,194,298
         Class B ..................................................................      (1,236,489)        403,096
         Class C ..................................................................     (27,110,428)     33,827,758
         Advisor Class ............................................................     (83,000,211)     42,564,143
                                                                                      -------------   -------------
      Total capital share transactions ............................................    (175,123,735)    165,989,295
                                                                                      -------------   -------------
            Net increase (decrease) in net assets .................................    (322,021,651)     40,047,098
   Net assets:
      Beginning of year ...........................................................     494,053,600     454,006,502
                                                                                      -------------   -------------
      End of year .................................................................   $ 172,031,949   $ 494,053,600
                                                                                      =============   =============
   Undistributed net investment income (distributions in excess of net investment income) included in net assets:
      End of year .................................................................   $    (760,646)  $   1,170,047
                                                                                      =============   =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 33

Franklin Mutual Recovery Fund
FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF CASH FLOWS
for the year ended March 31, 2009

Cash flow from operating activities:
   Dividends, interest and other income received ..................................   $   8,685,049
   Operating expenses paid ........................................................      (4,854,745)
   Purchases of long-term investments .............................................    (188,349,851)
   Cash on deposit with brokers ...................................................      (8,259,854)
   Realized loss on forward contracts .............................................       5,870,022
   Sales and maturities of long-term investments ..................................     356,027,564
   Net sales of short-term investments ............................................       8,857,346
                                                                                      -------------
      Cash provided - operating activities ........................................     177,975,531
                                                                                      -------------
Cash flow from financing activities:
   Proceeds from subscriptions of Fund shares .....................................      35,687,131
   Payment on redemptions of Fund shares ..........................................    (214,093,568)
   Distributions to shareholders ..................................................      (1,233,775)
                                                                                      -------------
      Cash used - financing activities ............................................    (179,640,212)
                                                                                      -------------
Net increase (decrease) in cash ...................................................      (1,664,681)
Cash at beginning of year .........................................................       3,331,725
                                                                                      -------------
Cash at end of year ...............................................................   $   1,667,044
                                                                                      =============
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operating
   Activities to Net Cash Provided in Operating Activities for the year ended March 31, 2009
Net increase (decrease) in net assets resulting from operating activities .........   $(141,567,297)
   Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
      Decrease in dividends and interest receivable and other assets ..............       2,974,349
      Decrease in affiliates, accrued expenses and other liabilities ..............        (219,136)
      Increase in cash on deposit with brokers ....................................      (8,259,854)
      Increase in receivables for investments sold ................................      (1,605,808)
      Decrease in payable for investments purchased ...............................        (128,748)
      Decrease in cost of investments .............................................     258,414,801
      Net change in unrealized appreciation/depreciation on investments ...........      68,367,224
                                                                                      -------------
Net cash provided in operating activities .........................................   $ 177,975,531
                                                                                      -------------
Non cash financing activities - reinvestment of dividends .........................   $   4,096,845

   The accompanying notes are an integral part of these financial statements.


                               34 | Annual Report

Franklin Mutual Recovery Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Franklin Mutual Recovery Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a closed-end, continuously offered investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.


                               Annual Report | 35

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.


                               36 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. OPTIONS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell securities, or other financial instruments at a specified price, or, in the case of index options, to receive or pay the difference between the index value and the strike price of the index option. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                               Annual Report | 37

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the fund must maintain a deposit with broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

G. SPECIAL PURPOSE ENTITIES

At March 31, 2009, the Fund had contributed an additional $1,189,823 as a subordinated note holder of certain special purpose entities ("SPEs"). Such contributions, while made at the discretion of the Fund, represent additional capital contributions to the SPE in support of its underlying investments and are subject first to the claims of the senior note holders of the SPE. These contributions are recorded as an addition to the Fund's cost basis in the SPE and are subject to the risk of loss in the event of continued unfavorable market conditions related to the SPE's underlying investments.

H. SECURITIES LENDING

The Fund participates in an agency based security lending program. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is invested in a non-registered money market fund managed by the Fund's custodian on the Fund's behalf. The Fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At March 31, 2009, the Fund had no securities on loan.


                               38 | Annual Report

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

I. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

J. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and dividends declared on securities sold short are recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

K. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               Annual Report | 39

Franklin Mutual Recovery Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. TENDER SHARES

On a quarterly basis, the Fund may make tender offers, the amount of which is determined by the Board of Trustees, for the repurchase of at least 5% but not more than 25% of the shares outstanding. The repurchase price is the net asset value on the repurchase pricing date.

3. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                    YEAR ENDED MARCH 31,
                                   -----------------------------------------------------
                                              2009                        2008
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold ..............       1,823,855   $ 18,054,631    8,791,429   $129,341,636
   Shares issued in reinvestment
      of distributions .........      299,696      2,250,714    1,165,011     16,333,602
   Shares redeemed .............   (8,031,959)   (84,081,952)  (4,042,152)   (56,480,940)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (5,908,408)  $(63,776,607)   5,914,288   $ 89,194,298
                                   ==========   ============   ==========   ============
CLASS B SHARES:
   Shares sold .................        5,602   $     43,189       30,640   $    442,201
   Shares issued in reinvestment
      of distributions .........        3,897         28,877       21,159        293,557
   Shares redeemed .............     (131,283)    (1,308,555)     (23,404)      (332,662)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....     (121,784)  $ (1,236,489)      28,395   $    403,096
                                   ==========   ============   ==========   ============
CLASS C SHARES:
   Shares sold .................      382,579   $  3,705,723    2,688,252   $ 39,181,413
   Shares issued in reinvestment
      of distributions .........       74,989        555,668      471,058      6,505,843
   Shares redeemed .............   (3,077,030)   (31,371,819)    (867,478)   (11,859,498)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (2,619,462)  $(27,110,428)   2,291,832   $ 33,827,758
                                   ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .................    1,152,923   $ 13,065,712    4,697,630   $ 69,422,412
   Shares issued in reinvestment
      of distributions .........      166,656      1,261,586      818,746     11,619,901
   Shares redeemed .............   (9,378,602)   (97,327,509)  (2,682,845)   (38,478,170)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (8,059,023)  $(83,000,211)   2,833,531   $ 42,564,143
                                   ==========   ============   ==========   ============


                               40 | Annual Report

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
----------                                                      ----------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays Franklin Mutual an investment management fee comprised of a "base fee" and a "performance adjustment". The base fee is calculated at the beginning of each month using an annual rate of 1.50% of the prior month's average daily net assets. The performance adjustment is calculated at the beginning of each month based on how much the Fund's total return exceeded or lagged its performance fee index, the Bloomberg/EFFAS U.S. Government 3-5 Years Total Return Index, (Fund performance differential), over the preceding twelve-month period (performance period). A performance adjustment is applicable if the Fund performance differential exceeds 1.00%, either upwards (an increase to the base fee) or downwards (a decrease to the base fee). The performance adjustment rate is equal to 0.01% for each additional 0.05% that the Fund performance differential exceeds 1.00%. The performance adjustment amount is determined by multiplying the performance adjustment rate by the average daily net assets of the performance period. The performance adjustment rate may not exceed 1.00% annualized, either upwards or downwards. At the end of each month, an annualized investment management fee ratio is calculated (total investment management fees divided by fiscal year to date average daily net assets). In accordance with the Investment Management Agreement, the investment management fee ratio may not exceed 2.50% or fall below 0.50% for the fiscal year. For the period, the total annualized management fee rate, including the performance adjustment, was 0.50% of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 2, 2008, the Fund's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for cost incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate.


                               Annual Report | 41

Franklin Mutual Recovery Fund

4. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

This change was effective February 1, 2009. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A................................   0.35%
Class B................................   1.00%
Class C................................   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $17,639
Contingent deferred sales charges retained ......   $76,774

E. TRANSFER AGENT FEES

For the year ended March 31, 2009, the Fund paid transfer agent fees of $314,964, of which $191,644 was retained by Investor Services.

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               42 | Annual Report

Franklin Mutual Recovery Fund

6. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $41,981,552 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $36,808,102.

The tax character of distributions paid during the years ended March 31, 2009 and 2008, was as follows:

                                              2009          2008
                                           ----------   -----------
Distributions paid from:
   Ordinary income .....................   $5,318,333   $30,697,918
   Long term capital gain ..............       12,286    10,932,412
                                           ----------   -----------
                                           $5,330,619   $41,630,330
                                           ==========   ===========

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .........................................   $ 290,117,532
                                                                =============
Unrealized appreciation .....................................   $   7,475,865
Unrealized depreciation .....................................    (134,977,651)
                                                                -------------
Net unrealized appreciation (depreciation) ..................   $(127,501,786)
                                                                =============
Distributable earnings - undistributed ordinary income ......   $   1,952,660
                                                                =============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, payments-in-kind, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income and corporate action adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, certain dividends on securities sold short, partnership distributions, recognition of partnership income, index options and corporate action adjustments.


                               Annual Report | 43

Franklin Mutual Recovery Fund

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities and securities sold short) for the year ended March 31, 2009, aggregated $167,834,913 and $316,222,996, respectively.

Transactions in options written during the year ended March 31, 2009, were as follows:

                                                   NUMBER OF    PREMIUMS
                                                   CONTRACTS    RECEIVED
                                                   ---------   ---------
Options outstanding at March 31, 2008 ..........        500    $  24,500
Options written ................................      3,550      430,712
Options expired ................................     (2,180)    (263,500)
Options exercised ..............................         --           --
Options closed .................................       (285)     (70,295)
                                                      -----    ---------
Options outstanding at March 31, 2009 ..........      1,585    $ 121,417
                                                      =====    =========

8. FORWARD EXCHANGE CONTRACTS

At March 31, 2009, the Fund had the following forward exchange contracts outstanding:

                                       CONTRACT    SETTLEMENT     UNREALIZED    UNREALIZED
                                        AMOUNT        DATE      APPRECIATION   DEPRECIATION
                                      ----------   ----------   ------------   ------------
 CONTRACTS TO BUY
    16,600,000   Japanese Yen .....   $  178,450     4/20/09      $     --       $ (10,794)
     2,350,293   Euro .............    3,002,632     5/13/09       117,322              --
       155,000   Euro .............      221,559     5/13/09            --         (15,800)
    11,760,000   Norwegian Krone ..    1,655,480     5/19/09        89,461              --
       600,000   British Pound ....      874,689     7/13/09            --         (13,459)
     1,035,154   Canadian Dollar ..      834,553     8/31/09            --         (11,640)
     1,000,137   Canadian Dollar ..      791,830     8/31/09         3,246              --
     5,167,934   Danish Krone .....      882,067    10/23/09        36,317              --
CONTRACTS TO SELL
   371,656,484   Japanese Yen .....    3,991,865     4/20/09       238,204              --
     2,300,000   Euro .............    2,919,036     5/13/09            --        (134,154)
     1,470,000   Euro .............    2,024,864     5/13/09        73,477              --
    34,333,848   Norwegian Krone ..    4,897,663     5/19/09            --        (196,769)
     3,833,977   British Pound ....    5,823,812     7/13/09       320,589              --
       180,000   British Pound ....      253,795     7/13/09            --          (4,574)
     3,066,570   Canadian Dollar ..    2,473,041     8/31/09        35,219              --
    12,071,771   Danish Krone .....    2,071,386    10/23/09            --         (73,865)
       239,600   Danish Krone .....       43,469    10/23/09           890              --
                                                                  --------        --------
Unrealized appreciation (depreciation)
   on forward exchange contracts ............................      914,725        (461,055)
                                                                  --------        --------
   NET UNREALIZED APPRECIATION ON
      FORWARD EXCHANGE CONTRACTS ............................     $453,670
                                                                  ========


                               44 | Annual Report

Franklin Mutual Recovery Fund

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and are about to be/or are already involved in financial restructuring or bankruptcy. The Fund does not accrue income on these securities, if it becomes probable that the income will not be collected. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. At March 31, 2009, the aggregate value of these securities was $14,611,496, representing 8.49% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At March 31, 2009, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

   PRINCIPAL
    AMOUNT/
SHARES/WARRANTS/                                              ACQUISITION
   CONTRACTS                     ISSUER                          DATES            COST       VALUE
----------------  ---------------------------------------  -----------------   ----------  ----------
          41,983  AboveNet Inc. .........................   9/03/03 - 8/08/08  $1,625,260  $ 2,099,150
              55  AboveNet Inc., stock grant, grant price
                     $20.95, expiration date 9/09/13 ....   4/17/06 - 9/08/06          --          828
       1,432,222  CB FIM Coinvestors LLC ................        1/15/09        1,432,222    3,150,888
       1,874,481  Cerberus CG Investor I LLC ............   7/26/07 - 6/17/08   1,868,061      356,151
       1,645,200  Cerberus CG Investor I LLC, 12.00%,
                     7/31/14 ............................        7/26/07        1,645,200      312,588
       1,874,481  Cerberus CG Investor II LLC ...........   7/26/07 - 6/17/08   1,868,061      356,151
       1,645,200  Cerberus CG Investor II LLC, 12.00%,
                     7/31/14 ............................        7/26/07        1,645,200      312,588
         937,240  Cerberus CG Investor III LLC ..........   7/26/07 - 6/17/08     934,030      178,076
         822,600  Cerberus CG Investor III LLC, 12.00%,
                     7/31/14 ............................        7/26/07          822,600      156,294
       1,777,250  Cerberus FIM Investors Holdco LLC .....       11/20/06        1,777,250      124,408
       5,330,691  Cerberus FIM Investors Holdco LLC,
                     12.00%, 11/22/13 ...................       11/21/06        5,330,691      373,148
           2,377  (a)Dana Holding Corp., 4.00%, cvt.
                     pfd., B ............................       12/27/07          237,700       22,582


                               Annual Report | 45

Franklin Mutual Recovery Fund

10. RESTRICTED SECURITIES (CONTINUED)

   PRINCIPAL
    AMOUNT/
SHARES/WARRANTS/                                              ACQUISITION
  CONTRACTS                     ISSUER                           DATES            COST        VALUE
----------------  ---------------------------------------  ------------------  ----------  -----------
             721  Elephant Capital Holdings Ltd. ........  10/22/03 - 3/11/08  $   83,893  $        --
         410,714  First Chicago Bancorp .................       11/16/06        5,749,996    1,624,930
       4,502,725  GLCP Harrah's Investment LP ...........        1/15/08        4,502,725           --
          10,457  IACNA Investor LLC ....................        7/24/08           10,709          105
         287,034  Imagine Group Holdings Ltd. ...........        8/31/04        2,939,659    2,350,809
         185,241  International Automotive Components
                     Group Brazil LLC ...................  4/13/06 - 12/26/08     124,262       59,183
          16,213  International Automotive Components
                     Group Japan LLC ....................   9/26/06 - 3/27/07     140,753       18,919
         660,308  International Automotive Components
                     Group LLC ..........................   3/15/06 - 4/04/08     660,479        8,386
          90,167  (b)International Automotive Components
                     Group NA LLC, 9.00%, 4/01/17 .......        3/30/07           91,519       28,441
         299,438  (b)International Automotive Components
                     Group NA LLC, A ....................  3/30/07 - 10/10/07     296,408       34,555
         104,434  Kindred Healthcare Inc. ...............   3/10/04 - 7/08/08   2,015,626    1,483,224
               1  (c)Motor Coach Industries International
                     Inc., wts., 5/27/09 ................        3/30/07               --           --
          31,928  NCB Warrant Holdings Ltd., A ..........  12/16/05 - 3/11/08   2,153,981           --
       1,693,973  Pontus I LLC, junior note, 144A, FRN,
                     5.283%, 7/24/09 ....................   1/22/08 - 2/25/08   2,844,200    1,693,186
         268,587  Pontus II Trust, junior profit-
                     participating note, 144A, FRN,
                     8.256%, 6/25/09 ....................        2/29/08          308,185       75,141
         445,440  Symetra Financial .....................        7/27/04        5,120,000    6,775,142
                                                                                           -----------
                  TOTAL RESTRICTED SECURITIES
                     (12.55% of Net Assets) .............                                  $21,594,873
                                                                                           ===========

(a) The Fund also invests in unrestricted securities of the issuer, valued at $12,888 as of March 31, 2009.

(b) The Fund also invests in unrestricted securities of the issuer, valued at $59,381 as of March 31, 2009.

(c) The Fund also invests in unrestricted securities of the issuer, valued at $1,182,703 as of March 31, 2009.

11. UNFUNDED LOAN COMMITMENTS

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2009, unfunded commitments were as follows:

                                                      UNFUNDED
BORROWER                                             COMMITMENT
--------                                             ----------
Motor Coach Industries International Inc., FRN,
   First Lien DIP Revolver, 8.50%, 9/19/09 .......    $118,507
Realogy Corp., FRN, 2.768%, 4/10/13 ..............     603,880
                                                      --------
                                                      $722,387
                                                      ========


                               46 | Annual Report

Franklin Mutual Recovery Fund

11. UNFUNDED LOAN COMMITMENTS (CONTINUED)

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

12. UNFUNDED CAPITAL COMMITMENTS

The Fund may enter into certain capital commitments and may be obligated to perform on such agreements at a future date. Unfunded capital commitments requiring recognition are monitored for impairment and any unrealized deprecation is included in the Statement of Assets and Liabilities and the Statement of Operations. At March 31, 2009, the Fund had aggregate unfunded capital commitments of $15,585,622, for which no depreciation has been recognized.

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager may serve from time to time as members of bondholders' steering committees, official creditors' committees, or boards of directors of companies in which the Fund invests. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

Franklin Mutual serves as investment manager to certain special purpose entities that issue securities held by the Fund. Franklin Mutual is not compensated for such services and does not invest in or exercise control over such entities. As investment manager, Franklin Mutual is primarily responsible for recommending investments in unaffiliated issuers to be held by the special purpose entities. Securities issued by these special purpose entities are restricted under the Securities Act of 1933 and are deemed to be illiquid.

14. CREDIT FACILITY

The Fund participates in a $50 million senior unsecured revolving credit facility to fund shareholder redemptions or meet unfunded loan commitments. Under the terms of the current credit facility, which expires on May 31, 2009 and may or may not be extended for subsequent periods on the same or different terms, the Fund shall, in addition to interest charged on any borrowings made by the Fund, pay an annual commitment fee based upon the unused portion of the credit facility.

During the year ended March 31, 2009, the Fund utilized the credit facility as follows:

YEAR ENDED MARCH 31, 2009
Amount outstanding at March 31, 2009 ..   $       --
Average borrowing(a) ..................   $7,307,692
Average interest rate .................        3.53%

(a)  Loan was outstanding for 13 days during the period.


                               Annual Report | 47

Franklin Mutual Recovery Fund

15. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                        LEVEL 1       LEVEL 2       LEVEL 3         TOTAL
                                      -----------   -----------   -----------   ------------
ASSETS:
   Investments in Securities ......   $92,753,568   $42,307,006   $27,555,172   $162,615,746
   Other Financial Instrumentsa ...            --       914,725            --        914,725
LIABILITIES:
   Options ........................        84,265            --            --         84,265
   Securities Sold Short ..........    13,404,274            --            --     13,404,274
   Other Financial Instruments(a)..            --       643,475            --        643,475

(a) Other financial instruments include net unrealized appreciation (depreciation) of forward exchange contracts and unfunded loan commitments.


                               48 | Annual Report

Franklin Mutual Recovery Fund

15. FAIR VALUE MEASUREMENTS (CONTINUED)

At March 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                             INVESTMENTS IN
                                                               SECURITIES
                                                             --------------
Beginning Balance - April 1, 2008 ........................    $ 53,984,007
   Net realized gain (loss) ..............................         498,753
   Net change in unrealized appreciation (depreciation) ..     (16,985,791)
   Net purchases (sales) .................................     (10,133,329)
Transfers in and/or out of Level 3 .......................         191,532
                                                              ------------
Ending Balance ...........................................    $ 27,555,172
                                                              ============
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of year ......    $(22,705,254)
                                                              ============

16. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

EUR - Euro

GBP - British Pound

SELECTED PORTFOLIO

DIP - Debtor-In-Possession

FHLB - Federal Home Loan Bank

FRN - Floating Rate Note

L/C - Letter of Credit

PIK - Payment-In-Kind


                               Annual Report | 49

Franklin Mutual Recovery Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE FRANKLIN MUTUAL RECOVERY FUND:

We have audited the accompanying statement of assets and liabilities of Franklin Mutual Recovery Fund (the "Fund"), including the statement of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from the brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Franklin Mutual Recovery Fund at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                             (ERNST & YOUNG LLP)

Boston, Massachusetts
May 21, 2009


                               50 | Annual Report

Franklin Mutual Recovery Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $12,286 as a long term capital gain dividend for the fiscal year ended March 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than the $4,285,778 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2009. In January 2010, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(2)(c) of the Code, the Fund designates the maximum amount allowable but no less than $228,572 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2009.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than the $1,147,369 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 57.31% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2009.


                               Annual Report | 51

Franklin Mutual Recovery Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                           FUND COMPLEX
NAME, YEAR OF BIRTH                                       LENGTH OF         OVERSEEN BY
AND ADDRESS                            POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                ---------------  --------------------  --------------  -------------------------------------
EDWARD I. ALTMAN, PH.D. (1941)     Trustee          Since 2003            7               None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; financial consultant; a director to numerous financial publishing organizations; and FORMERLY, Vice Director, Salomon Center, Stern School of Business, New York
University.

ANN TORRE BATES (1958)             Trustee          Since 2003            30              SLM Corporation (Sallie Mae) and
c/o Franklin Mutual Advisers, LLC                                                         Allied Capital Corporation (financial
101 John F. Kennedy Parkway                                                               services).
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

BURTON J. GREENWALD(1929)          Trustee          Since 2003            14              Franklin Templeton Emerging Markets
c/o Franklin Mutual Advisers, LLC                                                         Debt Opportunities Fund PLC and
101 John F. Kennedy Parkway                                                               Fiduciary International Ireland
Short Hills, NJ 07078-2789                                                                Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Managing Director, B.J. Greenwald Associates (management consultants to the financial services industry) and FORMERLY,
Chairman, Fiduciary Trust International Funds; Executive Vice President, L.F Rothschild Fund Management, Inc.; President and
Director, Merit Mutual Funds; President, Underwriting Division and Director, National Securities & Research Corporation;
Governor, Investment Company Institute and Chairman, ICI Public Information Committee.

KEITH E. MITCHELL (1954)           Trustee          Since                 7               The Moorings Group, LLC (investment
c/o Franklin Mutual Advisers, LLC                   February 2009                         advisory).
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Principal, Mitchell Advisers LLC (advisory firm); director of various boards of asset management firms; and FORMERLY, Managing
Director, Putman Lovell NBF.


                               52 | Annual Report

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                           FUND COMPLEX
NAME, YEAR OF BIRTH                                       LENGTH OF         OVERSEEN BY
AND ADDRESS                            POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                ---------------  --------------------  --------------  -------------------------------------
CHARLES RUBENS II (1930)           Trustee          Since 2003            14              None
c/o Franklin Mutual Advisers, LLC
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Private investor.

LARRY D. THOMPSON (1945)           Trustee          Since                 143             None
c/o Franklin Mutual Advisers, LLC                   February 2009
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of the Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

JAN HOPKINS TRACHTMAN (1947)       Trustee          Since                 7               Bostwick Laboratories.
c/o Franklin Mutual Advisers, LLC                   February 2009
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President and Founder, The Jan Hopkins Group (communications consulting firm); President, Economic Club of New York; serves on
Advisory Board of Knight Bagehot Fellowship; and FORMERLY, Anchor/Correspondent, CNN Financial News (until 2003); Managing
Director and Head of Client Communications, Citigroup Private Bank (until 2005); Reporter, ABC News' World News Tonight and
Editor, CBS Network News.

ROBERT E. WADE (1946)              Trustee and      Trustee since         37              El Oro Ltd. (investments).
c/o Franklin Mutual Advisers, LLC  Chairman of      2003 and
101 John F. Kennedy Parkway        the Board        Chairman of the
Short Hills, NJ 07078-2789                          Board since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                           FUND COMPLEX
NAME, YEAR OF BIRTH                                       LENGTH OF         OVERSEEN BY
AND ADDRESS                            POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                ---------------  --------------------  --------------  -------------------------------------
**GREGORY E. JOHNSON (1961)        Trustee          Since 2007            90              None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director,
Templeton Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 53

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                           FUND COMPLEX
NAME, YEAR OF BIRTH                                       LENGTH OF         OVERSEEN BY
AND ADDRESS                            POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                ---------------  --------------------  --------------  -------------------------------------
**PETER A. LANGERMAN (1955)        Trustee,         Trustee since         7               None
c/o Franklin Mutual Advisers, LLC  President and    2007, President
101 John F. Kennedy Parkway        Chief Executive  and Chief
Short Hills, NJ 07078-2702         Officer -        Executive Officer -
                                   Investment       Investment
                                   Management       Management
                                                    since 2005

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Chief Executive Officer and President, Franklin Mutual Advisers, LLC; officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments; and FORMERLY, Director, New Jersey's
Division of Investment.

PHILIPPE BRUGERE-TRELAT (1949)Vice President        Since 2005            Not Applicable  Not Applicable
101 John F. Kennedy Parkway
Short Hills, NJ 07078-2789

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Mutual Advisers, LLC; Portfolio Manager of Eurovest SA (French registered Investment Company, Sicav);
and officer of two of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)              Chief            Chief Compliance      Not Applicable  Not Applicable
One Franklin Parkway               Compliance       Officer since 2004
San Mateo, CA 94403-1906           Officer and      and Vice President
                                   Vice President   - AML Compliance
                                   - AML            since 2006
                                   Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin
Resources, Inc. (1994-2001).

MICHAEL J. EMBLER (1964)           Senior Vice      Since 2005            Not Applicable  Not Applicable
101 John F. Kennedy Parkway        President
Short Hills, NJ 07078-2789         and Chief
                                   Investment
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President and Chief Investment Officer, Franklin Mutual Advisers, LLC; and officer of two of the investment companies in Franklin Templeton Investments.

LAURA F. FERGERSON (1962)          Chief            Since                 Not Applicable  Not Applicable
One Franklin Parkway               Executive        March 2009
San Mateo, CA 94403-1906           Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of
most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton
Services, LLC (1997-2003).


                               54 | Annual Report

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                           FUND COMPLEX
NAME, YEAR OF BIRTH                                       LENGTH OF         OVERSEEN BY
AND ADDRESS                            POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                ---------------  --------------------  --------------  -------------------------------------
EDWARD L. GEARY (1962)             Vice President   Since                 Not Applicable  Not Applicable
500 East Broward Blvd.                              March 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources,
Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.

ALIYA S. GORDON (1973)             Vice President   Since                 Not Applicable  Not Applicable
One Franklin Parkway                                March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)               Vice President   Since 2003            Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY(1955)               Secretary        Since 2005            Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Secretary, Franklin Templeton Distributors, Inc.; and officer of 41 of the investment companies in Franklin Templeton Investments.

MATTHEW T. HINKLE (1971)           Treasurer,       Since                 Not Applicable  Not Applicable
One Franklin Parkway               Chief Financial  March 2009
San Mateo, CA 94403-1906           Officer and
                                   Chief
                                   Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Fund Accounting, Franklin Templeton Investments; and officer of four of the investment companies in Franklin
Templeton Investments.


                               Annual Report | 55

                                                                             NUMBER OF
                                                                           PORTFOLIOS IN
                                                                           FUND COMPLEX
NAME, YEAR OF BIRTH                                       LENGTH OF         OVERSEEN BY
AND ADDRESS                            POSITION          TIME SERVED       BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
-------------------                ---------------  --------------------  --------------  -------------------------------------
CRAIG S. TYLE (1960)               Vice President   Since 2005            Not Applicable  Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman &
Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Gregory E. Johnson is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer and director of Franklin Resources, Inc., which is the parent company of the Trust's investment manager and distributor. Peter A. Langerman is considered to be an interested person of the Trust under the federal securities laws due to his position as an officer of Mutual Advisers. Note:
     Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE BATES, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               56 | Annual Report

Franklin Mutual Recovery Fund

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               Annual Report | 57

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

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

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

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin TempletoN Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


04/09                                              Not part of the annual report

                                           One Franklin Parkway
(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN MUTUAL RECOVERY FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

471 A2009 05/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Bates and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $78,190 for the fiscal year ended March 31, 2009 and $72,535 for the fiscal year ended March 31, 2008.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended March 31, 2009 and $16,000 for the fiscal year ended March 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

There were no paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended March 31, 2009 and $16,000 for the fiscal year ended March 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Members of the Audit Committee are: Edward I. Altman, Ann Torre Bates and Robert
E. Wade.


ITEM 6. SCHEDULE OF INVESTMENTS.            N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Mutual Advisers LLC in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, broker and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund with a recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board of directors or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager's vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) "Other Business" without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on Sections 12(d)(1) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order ("cash sweep arrangement"); or (3) when required pursuant to the Fund's governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at WWW.SEC.GOV. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of May 29, 2009, the portfolio managers of the Fund are as follows:

SHAWN TUMULTY, VICE PRESIDENT OF FRANKLIN MUTUAL.

Mr. Tumulty has been a manager of the Fund since 2005. He joined Franklin Templeton Investments in 2000.

CHRISTIAN CORREA, PORTFOLIO MANAGER OF FRANKLIN MUTUAL

Mr. Correa has been manager of the Fund since 2004. He has been an analyst for Franklin Mutual since 2003, when he joined Franklin Templeton Investments. Previously, he covered U.S. risk arbitrage and special situations at Lehman Brothers Holdings Inc.

Shawn Tumulty and Christian Correa are jointly responsible for the day-to-day management of the Fund. The co-portfolio managers have equal authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which each manager may perform these functions, and the nature of these functions, may change from time to time.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended March 31, 2009.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:


-------------------------------------------------------------------------------------------------------------
                                   ASSETS                           ASSETS OF
                   NUMBER          OF OTHER                         OTHER POOLED                    ASSETS OF
                  OF OTHER        REGISTERED        NUMBER OF       INVESTMENTS                     OTHER
                 REGISTERED       INVESTMENT       OTHER POOLED     VEHICLES       NUMBER OF        ACCOUNTS
                 INVESTMENT       COMPANIES        INVESTMENT       MANAGED        OTHERS          MANAGED
                 COMPANIES        MANAGED          VEHICLES        (X $1           ACCOUNTS         (X $1
NAME             MANAGED        (x $1 MILLION)      MANAGED/1      MILLION)/1      MANAGED/1       MILLION)/1
--------------------------------------------------------------------------------------------------------------

Michael Embler      2              3,590.6             3              403.3             0              0
--------------------------------------------------------------------------------------------------------------
Christian Correa    1              3,567.7             3              403.3             0              0
--------------------------------------------------------------------------------------------------------------
Shawn Tumulty       1              4,147.5             1               4.1              0              0
--------------------------------------------------------------------------------------------------------------

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2. Mr. Correa, Mr. Embler and Mr. Tumulty, each manages a pooled investment vehicle with $4.1 million in assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

         BASE SALARY Each portfolio manager is paid a base salary.

         ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Funds, are evaluated in determining the amount of any bonus award.

o    RESEARCH.   Where  the   portfolio   management   team  also  has  research
     responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time.oRESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

     ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked to the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

      ----------------------------------------------------------------------
          PORTFOLIO MANAGER                  DOLLAR RANGE OF FUND SHARES
                                                   BENEFICIALLY OWNED
      ----------------------------------------------------------------------
         Michael Embler                           $100,001 - $500,000
      ----------------------------------------------------------------------
         Christian Correa                         $100,001 - $500,000
      ----------------------------------------------------------------------
         Shawn Tumulty                             $50,001 - $100,000
      ----------------------------------------------------------------------


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A) (1) Code of Ethics

(A) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Matthew T. Hinkle, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL RECOVERY FUND


By /s/LAURA F. FERGERSON
  ----------------------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and
     Administration
     Date May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ----------------------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and
     Administration
     Date May 27, 2009


By /s/MATTHEW T. HINKLE
  ---------------------------------------
     Matthew T. Hinkle
     Chief Financial Officer and
     Chief Accounting Officer
     Date May 27, 2009